UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21731

Nuveen Equity Premium Advantage Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Quarterly Distributions from an Integrated Index Option and Equity Strategy

Annual Report

December 31, 2012

Nuveen Equity Premium Income Fund

JPZ

Nuveen Equity Premium Opportunity Fund

JSN

Nuveen Equity Premium Advantage Fund

JLA

Nuveen Equity Premium and Growth Fund

JPG

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Distribution and Price Information	10
Performance Overviews	13
Report of Independent Registered Public Accounting Firm	17
Portfolios of Investments	18
Statement of Assets & Liabilities	50
Statement of Operations	51
Statement of Changes in Net Assets	52
Financial Highlights	54
Notes to Financial Statements	56
Board Members & Officers	68
Glossary of Terms Used in this Report	73
Additional Fund Information	75

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium and Growth Fund (JPG)

These Funds feature portfolio management by Gateway Investment Advisers, LLC. J. Patrick Rogers, President, and Kenneth H. Toft, Vice President, serve as co-portfolio managers for JSN and JLA; Patrick and Michael T. Buckius, Senior Vice President, are co-portfolio managers for JPZ and JPG. Here they discuss the general market conditions, their management strategies and the performance of the Funds for the twelve-months ended December 31, 2012.

Effective February 21, 2013, Michael Buckius and Kenneth Toft, both of Gateway Investment Advisers, LLC, have been appointed co-portfolio managers of the Funds. J. Patrick Rogers no longer serves as a portfolio manager of the Funds. Each Fund's investment objectives and investment strategies remain unchanged.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels" until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1%

Nuveen Investments

increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-year as of December 2012, after a 3.0% increase in 2011. The core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of 2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

At the global level, all major markets skirted potentially serious economic disruption. Arguably, Europe was the most acute with multiple threats of sovereign defaults. The United States spent much of the year hoping to avoid a stalemated fiscal policy which would lead to an economic slowdown. In Asia, both China and Japan underwent regime changes with uncertainty in the background, particularly worrisome in China since it had been providing an important growth engine for the global economy. Countering these risks were substantial liquidity infusions in all three regions by central banking authorities, as monetary policy sought to compensate for the lack of fiscal stimulus.

Against this backdrop, it is hardly surprising that domestic equity investors took a risk-on/risk-off path during the year. After a strong first quarter, equity market optimism turned to apprehension as worldwide concerns clouded economic forecasts. Consequently, the S&P 500® Index ended the year up 16.00%, having earned 12.58% of this return in the risk-on first quarter. Paralleling the S&P 500® Index, the technology-laden, growth stock-oriented NASDAQ-100 Index exhibited a see-saw pattern of returns, posting a strong 21.24% in the first quarter, then playing defense the remainder of 2012 to finish the year at 18.33%.

Measures of market volatility, the Chicago Board Options Exchange Volatility Index (the "VIX"), which is reflective of S&P 500® Index option volatility, and the CBOE NASDAQ-100 Volatility Index (the "VXN"), which reflects volatility in NASDAQ-100 Index options, both declined during the year. Such declines have been related to large central bank liquidity infusions which occurred during the year.

What key strategies were used to manage the Funds during this reporting period?

Each Fund invests in an equity portfolio and writes (sells) index call options against all or a portion of the notional value of its stock portfolio. The premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support each Fund's distribution policy and provides the potential for growth in value in rising markets and/or risk mitigation in the event of market decline. These strategies remained consistent in each Fund throughout the period.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Since inception returns for JPZ and its comparative index are from 10/26/04; since inception returns for JSN and its comparative index are from 1/26/05; since inception returns for JLA and its comparative index are from 5/25/05; since inception returns for JPG and its comparative index are from 11/22/05.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

For JPZ and JPG, the equity portfolio seeks to track the price movements of the S&P 500® Index. The JSN equity portfolio is invested to replicate the price performance of a custom index consisting of 75% S&P 500® Index and 25% NASDAQ-100 Index. JLA seeks to replicate a 50/50 blend of the S&P 500® Index and NASDAQ-100 Index. JPZ, JSN and JLA actively write (sell) listed index call options against their entire stock portfolios. JPG differs in that its index option hedging activity is applied to approximately 80% of the value of the equity portfolio.

The writing of call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance returns while exposing the Funds to less risk. Those portions of the Funds subject to the overwrite have their upside potential capped at the amount of premium received for the option. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the comparative index. In rising markets, the options can hurt the Funds' total return relative to their comparative index. The reporting period was marked by rising markets, during the first and third quarters. This is one factor which contributed to the underperformance of each Fund during the period.

How did the Funds perform during this twelve-month period ended December 31, 2012?

The performance of the Funds, as well as for comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 12/31/12

Fund	1-Year	5-Year	Since Inception*
JPZ	10.43%	2.70%	4.62%
S&P 500® Index**	16.00%	1.66%	5.27%

JSN	9.62%	2.49%	4.71%

Comparative Index**	16.63%	2.75%	5.57%

JLA	9.54%	2.91%	4.81%

Comparative Index**	17.23%	3.81%	6.47%

JPG	11.03%	2.35%	4.19%

S&P 500® Index**	16.00%	1.66%	3.92%

For the twelve-month period ended December 31, 2012, the Funds lagged their respective comparative unhedged equity indexes. During the first quarter and third quarters of 2012, when the S&P 500® Index and the NASDAQ 100 Index showed strong positive returns, the Funds performed as would be expected given the premium available from their call selling programs. As sellers of index call options, the Funds sell upside exposure to call buyers in return for option premium. As such, in a sharply rising market, call sellers tend to forego full participation in strong up-market moves. In the second and fourth quarter, when the comparative indexes declined, similar premium capture allowed each Fund to slightly outperform their comparative equity indexes. As compared to the

Nuveen Investments

S&P 500® Index, which earned the bulk of its annual return in the first quarter, and the NASDAQ-100 Index, which earned more than its annual return in the first quarter, all four Funds earned steady quarterly returns as is the nature of these hedged equity investments.

Throughout the period, the Funds' management team was able to benefit from the spikes in volatility that occurred by closing out near term (generally out-of-the-money) index option contracts and rewriting (rolling) closer-to-the-money longer-term contracts. This more conservative approach to adjusting strikes, lagging the more extreme market movements, benefited performance as the Funds suffered less from the whipsaws. When whipsaws occur during choppy markets, a security's price heads in one direction, but then is followed quickly by a movement in the opposite direction, which occurred during the choppy market.

Since the Funds follow a risk-managed investment discipline and strive to limit market volatility, the Funds will tend to post their most attractive relative returns in generally weak stock market environments: as noted above, all four Funds posted positive returns in the second quarter when the S&P 500® Index and NASDAQ-100 Index were down 2.75% and 4.79%, respectively. Conversely, when equity markets are generally strong, the call-writing portion of the Funds' strategy will tend to constrain relative performance. This was evident in the first quarter when the S&P 500® Index and NASDAQ-100 Index rose 12.59% and 21.24%, respectively. The range of the four Funds' net asset value (NAV) performance that quarter was from 5.26% to 6.46%.

We continue to maintain a cautious posture poised to benefit from market volatility through the sale of index call options. As we have seen over the last several years, especially within a whipsawing market that is driven more by liquidity infusions than economic growth, challenges facing investors appear more acute.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Nuveen Investments

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of its equity portfolio as fully as it would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Share Distribution and
Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of December 31, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, each of the Funds maintained steady quarterly distributions. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

Nuveen Investments

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's distributions and total return performance for the year ended December 31, 2012. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/12	JPZ	JSN	JLA	JPG
Inception date	10/26/04	1/26/05	5/25/05	11/22/05
Fiscal year (calendar year) ended December 31, 2012:
Per share distribution:
From net investment income	$0.25	$0.20	$0.21	$0.26
From long-term capital gains	0.00	0.00	0.00	0.00
From short-term capital gains	0.00	0.00	0.00	0.00
Return of capital	0.83	0.92	0.93	0.86
Total per share distribution	$1.08	$1.12	$1.14	$1.12
Distribution rate on NAV	8.23%	8.60%	8.55%	7.80%
Average annual total returns:
1-Year on NAV	10.43%	9.62%	9.54%	11.03%
5-Year on NAV	2.70%	2.49%	2.91%	2.35%
Since inception on NAV	4.62%	4.71%	4.81%	4.19%

Share Repurchases and Price Information

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Funds' open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2012, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

Fund	Shares Repurchased and Retired	% of Outstanding Shares
JPZ	460,238	1.2%
JSN	550,600	0.8%
JLA	462,633	1.8%
JPG	383,763	2.4%

Nuveen Investments

During the current reporting period, the Funds repurchased and retired their shares at a weighted average price and a weighted average discount per share as shown in the accompanying table.

Fund	Shares Repurchased and Retired	Weighted Average Price Per Share Repurchased and Retired	Weighted Average Discount Per Share Repurchased and Retired
JPZ	17,662	$11.50	19.37%
JSN	4,700	$11.31	12.12%
JLA	75,394	$11.83	12.36%
JPG	13,800	$12.60	11.72%

As of December 31, 2012, and during the twelve-month reporting period, the Funds' share prices were trading at (–) discounts relative to their NAVs as shown in the accompanying table.

Fund	12/31/12 (–) Discount	Twelve-Month Average (–) Discount
JPZ	(-) 9.90%	(-) 9.25%
JSN	(-) 7.37%	(-) 8.65%
JLA	(-) 10.73%	(-) 10.77%
JPG	(-) 9.96%	(-) 10.28%

Nuveen Investments

JPZ

Performance

OVERVIEW

Nuveen Equity Premium Income Fund

  as of December 31, 2012

Fund Allocation (as a % of total net assets)3

2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Other assets less liabilities.

3  Holdings are subject to change.

4  Rounds to less than 0.1%.

Fund Snapshot

Share Price	$11.83
Net Asset Value (NAV)	$13.13
Premium/(Discount) to NAV	-9.90%
Current Distribution Rate[1]	9.16%
Net Assets ($000)	$504,982

Average Annual Total Returns

(Inception 10/26/04)

	On Share Price	On NAV
1-Year	15.58%	10.43%
5-Year	3.65%	2.70%
Since Inception	3.31%	4.62%

Portfolio Composition3

(as a % of total common stocks)

Oil, Gas & Consumable Fuels	9.3%
Pharmaceuticals	5.9%
Computers & Peripherals	4.4%
Diversified Financial Services	4.3%
IT Services	3.7%
Software	3.7%
Diversified Telecommunication Services	3.4%
Media	3.0%
Machinery	2.7%
Aerospace & Defense	2.7%
Commercial Banks	2.7%
Real Estate Investment Trust	2.6%
Industrial Conglomerates	2.5%
Beverages	2.5%
Specialty Retail	2.4%
Internet Software & Services	2.4%
Chemicals	2.4%
Semiconductors & Equipment	2.2%
Communications Equipment	2.2%
Tobacco	2.1%
Food & Staples Retailing	2.1%
Energy Equipment & Services	2.1%
Insurance	2.1%
Household Products	2.1%
Health Care Providers & Services	2.0%
Capital Markets	1.9%
Health Care Equipment & Supplies	1.9%
Other	18.7%

Nuveen Investments

Fund Snapshot

Share Price	$12.07
Net Asset Value (NAV)	$13.03
Premium/(Discount) to NAV	-7.37%
Current Distribution Rate[1]	9.25%
Net Assets ($000)	$866,395

Average Annual Total Returns

(Inception 1/26/05)

	On Share Price	On NAV
1-Year	15.68%	9.62%
5-Year	4.41%	2.49%
Since Inception	3.70%	4.71%

Portfolio Composition3

(as a % of total common stocks)

Computers & Peripherals	8.5%
Software	6.9%
Oil, Gas & Consumable Fuels	6.4%
Pharmaceuticals	5.0%
Internet Software & Services	4.5%
Media	3.7%
IT Services	3.6%
Communications Equipment	3.5%
Semiconductors & Equipment	3.1%
Diversified Financial Services	2.9%
Specialty Retail	2.4%
Diversified Telecommunication Services	2.3%
Insurance	2.3%
Biotechnology	2.2%
Internet & Catalog Retail	2.1%
Commercial Banks	2.1%
Beverages	2.1%
Machinery	2.1%
Health Care Providers & Services	2.0%
Health Care Equipment & Supplies	1.9%
Chemicals	1.8%
Real Estate Investment Trust	1.8%
Aerospace & Defense	1.8%
Energy Equipment & Services	1.8%
Food & Staples Retailing	1.7%
Industrial Conglomerates	1.7%
Other	19.8%

JSN

Performance

OVERVIEW

Nuveen Equity Premium Opportunity Fund

  as of December 31, 2012

Fund Allocation (as a % of total net assets)3

2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Other assets less liabilities.

3  Holdings are subject to change.

4  Rounds to less than 0.1%.

Nuveen Investments

JLA

Performance

OVERVIEW

Nuveen Equity Premium Advantage Fund

  as of December 31, 2012

Fund Allocation (as a % of total net assets)3

2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Other assets less liabilities.

3  Holdings are subject to change.

4  Rounds to less than (0.1)%.

Fund Snapshot

Share Price	$11.90
Net Asset Value (NAV)	$13.33
Premium/(Discount) to NAV	-10.73%
Current Distribution Rate[1]	9.55%
Net Assets ($000)	$342,191

Average Annual Total Returns

(Inception 5/25/05)

	On Share Price	On NAV
1-Year	13.89%	9.54%
5-Year	4.02%	2.91%
Since Inception	3.33%	4.81%

Portfolio Composition3

(as a % of total common stocks)

Software	10.6%
Computers & Peripherals	10.4%
Internet Software & Services	7.3%
Semiconductors & Equipment	5.1%
Oil, Gas & Consumable Fuels	4.8%
Communications Equipment	4.7%
Media	4.6%
Pharmaceuticals	3.9%
Biotechnology	3.3%
IT Services	3.1%
Internet & Catalog Retail	2.9%
Specialty Retail	2.3%
Diversified Financial Services	2.2%
Electrical Equipment	2.1%
Hotels, Restaurants & Leisure	1.9%
Health Care Equipment & Supplies	1.8%
Insurance	1.8%
Food & Staples Retailing	1.7%
Diversified Telecommunication Services	1.7%
Commercial Banks	1.6%
Electric Utilities	1.6%
Aerospace & Defense	1.5%
Other	19.1%

Nuveen Investments

Fund Snapshot

Share Price	$12.93
Net Asset Value (NAV)	$14.36
Premium/(Discount) to NAV	-9.96%
Current Distribution Rate[1]	8.66%
Net Assets ($000)	$232,005

Average Annual Total Returns

(Inception 11/22/05)

	On Share Price	On NAV
1-Year	16.58%	11.03%
5-Year	3.53%	2.35%
Since Inception	2.76%	4.19%

Portfolio Composition3

(as a % of total common stocks)

Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	6.3%
Computers & Peripherals	4.5%
Diversified Financial Services	4.3%
IT Services	3.9%
Software	3.7%
Diversified Telecommunication Services	3.5%
Insurance	3.4%
Specialty Retail	2.9%
Commercial Banks	2.7%
Machinery	2.7%
Internet Software & Services	2.6%
Chemicals	2.6%
Media	2.6%
Real Estate Investment Trust	2.4%
Aerospace & Defense	2.4%
Beverages	2.3%
Communications Equipment	2.3%
Health Care Providers & Services	2.2%
Semiconductors & Equipment	2.1%
Energy Equipment & Services	2.1%
Tobacco	2.1%
Household Products	2.0%
Multi-Utilities	2.0%
Health Care Equipment & Supplies	2.0%
Food & Staples Retailing	1.9%
Other	19.0%

JPG

Performance

OVERVIEW

Nuveen Equity Premium and Growth Fund

  as of December 31, 2012

Fund Allocation (as a % of total net assets)3

2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Other assets less liabilities.

3  Holdings are subject to change.

4  Rounds to less than 0.1%.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Equity Premium Income Fund
Nuveen Equity Premium Opportunity Fund
Nuveen Equity Premium Advantage Fund
Nuveen Equity Premium and Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Equity Premium Advantage Fund, and Nuveen Equity Premium and Growth Fund (hereinafter referred to as the "Funds") at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 28, 2013

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund

Portfolio of Investments

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 99.1% (5)
	Aerospace & Defense – 2.7%
44,366	Boeing Company	$3,343,422
62,823	Honeywell International Inc.	3,987,376
32,905	Raytheon Company	1,894,012
52,443	United Technologies Corporation	4,300,850
	Total Aerospace & Defense	13,525,660
	Air Freight & Logistics – 0.9%
60,593	United Parcel Service, Inc., Class B	4,467,522
	Airlines – 0.0%
3,957	United Continental Holdings Inc., (2)	92,515
	Auto Components – 0.2%
30,296	Cooper Tire & Rubber	768,307
	Automobiles – 0.8%
195,811	Ford Motor Company	2,535,752
32,461	Harley-Davidson, Inc.	1,585,395
	Total Automobiles	4,121,147
	Beverages – 2.5%
180,676	Coca-Cola Company	6,549,505
14,723	Monster Beverage Corporation, (2)	778,552
75,742	PepsiCo, Inc.	5,183,025
	Total Beverages	12,511,082
	Biotechnology – 1.4%
40,799	Amgen Inc.	3,521,770
22,699	Celgene Corporation, (2)	1,786,865
23,687	Gilead Sciences, Inc., (2)	1,739,810
	Total Biotechnology	7,048,445
	Building Products – 0.1%
42,748	Masco Corporation	712,182
	Capital Markets – 1.9%
109,476	Charles Schwab Corporation	1,572,075
21,672	Goldman Sachs Group, Inc.	2,764,480
48,534	Jefferies Group, Inc.	901,276
40,593	Legg Mason, Inc.	1,044,052
107,319	Morgan Stanley	2,051,939
38,635	Waddell & Reed Financial, Inc., Class A	1,345,271
	Total Capital Markets	9,679,093

Nuveen Investments

Shares	Description (1)	Value
	Chemicals – 2.3%
53,348	Dow Chemical Company	$1,724,207
54,215	E.I. Du Pont de Nemours and Company	2,438,049
34,457	Eastman Chemical Company	2,344,799
24,907	Monsanto Company	2,357,448
53,293	Olin Corporation	1,150,596
60,403	RPM International, Inc.	1,773,432
	Total Chemicals	11,788,531
	Commercial Banks – 2.7%
33,724	Comerica Incorporated	1,023,186
16,998	HSBC Holdings PLC, Sponsored ADR	902,084
17,184	PNC Financial Services Group, Inc.	1,001,999
100,054	U.S. Bancorp	3,195,725
213,264	Wells Fargo & Company	7,289,364
	Total Commercial Banks	13,412,358
	Commercial Services & Supplies – 0.7%
3,177	Avery Dennison Corporation	110,941
56,149	Deluxe Corporation	1,810,244
40,642	Pitney Bowes Inc.	432,431
16,031	R.R. Donnelley & Sons Company	144,279
35,497	Waste Management, Inc.	1,197,669
	Total Commercial Services & Supplies	3,695,564
	Communications Equipment – 2.2%
14,156	ADTRAN, Inc.	276,608
3,408	Ciena Corporation, (2)	53,506
230,385	Cisco Systems, Inc.	4,527,065
11,034	JDS Uniphase Corporation, (2)	149,400
25,703	Motorola Solutions Inc.	1,431,143
71,809	QUALCOMM, Inc.	4,453,594
	Total Communications Equipment	10,891,316
	Computers & Peripherals – 4.3%
34,529	Apple, Inc.	18,404,992
67,332	Dell Inc.	682,073
108,453	EMC Corporation, (2)	2,743,861
	Total Computers & Peripherals	21,830,926
	Consumer Finance – 0.5%
23,246	American Express Company	1,336,180
32,690	Discover Financial Services	1,260,200
	Total Consumer Finance	2,596,380
	Containers & Packaging – 0.4%
43,759	Packaging Corp. of America	1,683,409
5,718	Sonoco Products Company	169,996
	Total Containers & Packaging	1,853,405
	Distributors – 0.4%
29,044	Genuine Parts Company	1,846,618
	Diversified Consumer Services – 0.0%
7,623	Apollo Group, Inc., Class A, (2)	159,473

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Diversified Financial Services – 4.2%
414,679	Bank of America Corporation	$4,810,276
118,386	Citigroup Inc.	4,683,350
33,950	CME Group, Inc.	1,721,605
194,835	JP Morgan Chase & Co.	8,566,895
47,644	New York Stock Exchange Euronext	1,502,692
	Total Diversified Financial Services	21,284,818
	Diversified Telecommunication Services – 3.4%
262,347	AT&T Inc.	8,843,717
29,237	CenturyLink Inc.	1,143,751
250,097	Frontier Communications Corporation	1,070,415
134,231	Verizon Communications Inc.	5,808,175
18,198	Windstream Corporation	150,679
	Total Diversified Telecommunication Services	17,016,737
	Electric Utilities – 1.5%
55,280	Duke Energy Corporation	3,526,864
27,323	Great Plains Energy Incorporated	554,930
19,046	OGE Energy Corp.	1,072,480
80,800	Pepco Holdings, Inc.	1,584,488
20,004	Southern Company	856,371
	Total Electric Utilities	7,595,133
	Electrical Equipment – 0.7%
47,209	Emerson Electric Company	2,500,189
14,553	Rockwell Automation, Inc.	1,222,306
	Total Electrical Equipment	3,722,495
	Electronic Equipment & Instruments – 0.3%
118,215	Corning Incorporated	1,491,873
	Energy Equipment & Services – 2.1%
6,964	Diamond Offshore Drilling, Inc.	473,273
18,452	Ensco International PLC, Class A, Sponsored ADR	1,093,835
83,720	Halliburton Company	2,904,247
16,059	Patterson-UTI Energy, Inc.	299,179
72,390	Schlumberger Limited	5,015,903
16,157	Tidewater Inc.	721,895
	Total Energy Equipment & Services	10,508,332
	Food & Staples Retailing – 2.1%
97,386	CVS Caremark Corporation	4,708,613
38,696	SUPERVALU INC., (2)	95,579
84,905	Wal-Mart Stores, Inc.	5,793,068
	Total Food & Staples Retailing	10,597,260
	Food Products – 0.9%
37,375	Kraft Foods Inc., Class A	1,699,441
112,127	Mondelez International Inc.	2,855,875
	Total Food Products	4,555,316
	Gas Utilities – 0.9%
36,031	AGL Resources Inc.	1,440,159
12,516	Atmos Energy Corporation	439,562
22,995	National Fuel Gas Company	1,165,617
38,518	ONEOK, Inc.	1,646,645
	Total Gas Utilities	4,691,983

Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 1.9%
72,041	Abbott Laboratories	$4,718,686
4,460	Hologic Inc., (2)	89,334
3,342	Intuitive Surgical, Inc., (2)	1,638,817
78,706	Medtronic, Inc.	3,228,520
	Total Health Care Equipment & Supplies	9,675,357
	Health Care Providers & Services – 2.0%
6,901	Brookdale Senior Living Inc., (2)	174,733
15,450	Coventry Health Care, Inc.	692,624
48,093	Express Scripts, (2)	2,597,022
17,609	HCA Holdings Inc.	531,264
1,116	Henry Schein Inc., (2)	89,793
39,267	Kindred Healthcare Inc., (2)	424,869
71,299	UnitedHealth Group Incorporated	3,867,258
25,221	Wellpoint Inc.	1,536,463
	Total Health Care Providers & Services	9,914,026
	Health Care Technology – 0.0%
114	Cerner Corporation, (2)	8,851
	Hotels, Restaurants & Leisure – 1.4%
22,200	Carnival Corporation	816,294
42,761	International Game Technology	605,923
2,272	Interval Leisure Group Inc.	44,054
63,330	McDonald's Corporation	5,586,339
	Total Hotels, Restaurants & Leisure	7,052,610
	Household Durables – 0.7%
2,990	Garmin Limited	122,052
64,653	Newell Rubbermaid Inc.	1,439,822
13,864	Tupperware Corporation	888,682
11,356	Whirlpool Corporation	1,155,473
	Total Household Durables	3,606,029
	Household Products – 2.0%
14,878	Colgate-Palmolive Company	1,555,346
11,711	Kimberly-Clark Corporation	988,760
114,328	Procter & Gamble Company	7,761,728
	Total Household Products	10,305,834
	Industrial Conglomerates – 2.5%
40,506	3M Co.	3,760,982
421,001	General Electric Company	8,836,811
57	Siemens AG, Sponsored ADR	6,240
	Total Industrial Conglomerates	12,604,033
	Insurance – 2.1%
47,749	Allstate Corporation	1,918,077
8,871	Arthur J. Gallagher & Co.	307,380
36,694	Fidelity National Title Group Inc., Class A	864,144
26,683	Hartford Financial Services Group, Inc.	598,767
13,665	Kemper Corporation	403,118
60,781	Lincoln National Corporation	1,574,228
63,707	Marsh & McLennan Companies, Inc.	2,195,980
35,546	Travelers Companies, Inc.	2,552,914
	Total Insurance	10,414,608

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Internet & Catalog Retail – 1.1%
14,883	Amazon.com, Inc., (2)	$3,737,717
3,103	HSN, Inc.	170,913
2,786	Priceline.com Incorporated, (2)	1,730,663
	Total Internet & Catalog Retail	5,639,293
	Internet Software & Services – 2.4%
10,937	Akamai Technologies, Inc., (2)	447,433
49,259	eBay Inc., (2)	2,513,194
9,760	Google Inc., Class A, (2)	6,923,451
44,605	United Online, Inc.	249,342
5,616	ValueClick, Inc., (2)	109,007
10,002	VeriSign, Inc., (2)	388,278
71,826	Yahoo! Inc., (2)	1,429,337
	Total Internet Software & Services	12,060,042
	IT Services – 3.7%
34,359	Automatic Data Processing, Inc.	1,958,807
17,199	Cognizant Technology Solutions Corporation, Class A, (2)	1,273,586
32,696	Fidelity National Information Services	1,138,148
38,580	International Business Machines Corporation (IBM)	7,389,999
3,197	Lender Processing Services Inc.	78,710
5,819	MasterCard, Inc.	2,858,758
42,671	Paychex, Inc.	1,328,775
16,519	Visa Inc., Class A	2,503,950
	Total IT Services	18,530,733
	Leisure Equipment & Products – 0.3%
19,609	Polaris Industries Inc.	1,650,097
	Machinery – 2.7%
19,606	Caterpillar Inc.	1,756,305
16,595	Cummins Inc.	1,798,068
24,334	Deere & Company	2,102,944
13,600	Graco Inc.	700,264
13,107	Ingersoll Rand Company Limited, Class A	628,612
16,893	Parker Hannifin Corporation	1,436,919
11,767	Snap-on Incorporated	929,475
22,597	SPX Corporation	1,585,180
27,348	Stanley Black & Decker Inc.	2,022,932
12,000	Timken Company	573,960
	Total Machinery	13,534,659
	Media – 3.0%
56,665	CBS Corporation, Class B	2,156,103
114,249	Comcast Corporation, Class A	4,270,628
39,613	New York Times, Class A, (2)	337,899
35,396	Omnicom Group, Inc.	1,768,384
114,479	Regal Entertainment Group, Class A	1,596,982
96,590	Walt Disney Company	4,809,216
	Total Media	14,939,212
	Metals & Mining – 1.0%
88,284	Alcoa Inc.	766,305
44,474	Freeport-McMoRan Copper & Gold, Inc.	1,521,011
6,726	Newmont Mining Corporation	312,355
28,148	Nucor Corporation	1,215,431
32,749	Southern Copper Corporation	1,239,877
	Total Metals & Mining	5,054,979

Nuveen Investments

Shares	Description (1)	Value
	Multiline Retail – 1.0%
4,000	Family Dollar Stores, Inc.	$253,640
36,680	Macy's, Inc.	1,431,254
25,718	Nordstrom, Inc.	1,375,913
8,076	Sears Holding Corporation, (2)	334,023
30,023	Target Corporation	1,776,461
	Total Multiline Retail	5,171,291
	Multi-Utilities – 1.6%
40,212	Ameren Corporation	1,235,313
22,660	Consolidated Edison, Inc.	1,258,536
63,324	Integrys Energy Group, Inc.	3,306,779
15,734	Northwestern Corporation	546,442
60,347	Public Service Enterprise Group Incorporated	1,846,618
	Total Multi-Utilities	8,193,688
	Oil, Gas & Consumable Fuels – 9.2%
9,051	Cenovus Energy Inc.	303,571
88,783	Chevron Corporation	9,600,994
74,346	ConocoPhillips	4,311,325
39,168	CONSOL Energy Inc.	1,257,293
22,581	Continental Resources Inc., (2)	1,659,478
16,151	EnCana Corporation	319,144
28,180	EOG Resources, Inc.	3,403,862
201,503	Exxon Mobil Corporation	17,440,085
45,954	Occidental Petroleum Corporation	3,520,536
38,405	Phillips 66	2,039,306
4,626	Total SA, Sponsored ADR	240,598
74,029	Valero Energy Corporation	2,525,869
	Total Oil, Gas & Consumable Fuels	46,622,061
	Pharmaceuticals – 5.9%
116,326	Bristol-Myers Squibb Company	3,791,064
56,803	Eli Lilly and Company	2,801,524
131,044	Johnson & Johnson	9,186,184
152,239	Merck & Company Inc.	6,232,665
308,278	Pfizer Inc.	7,731,612
	Total Pharmaceuticals	29,743,049
	Professional Services – 0.1%
3,665	Manpower Inc.	155,543
6,949	Resources Connection, Inc.	82,971
	Total Professional Services	238,514
	Real Estate Investment Trust (REIT) – 2.6%
111,810	Annaly Capital Management Inc.	1,569,812
39,521	Brandywine Realty Trust	481,761
44,183	CapLease Inc.	246,099
25,456	CommonWealth REIT	403,223
55,131	CubeSmart	803,259
15,432	Health Care REIT, Inc.	945,827
47,225	Healthcare Realty Trust, Inc.	1,133,872
45,684	Hospitality Properties Trust	1,069,919
88,469	Lexington Corporate Properties Trust	924,501
27,077	Liberty Property Trust	968,544
17,263	Medical Properties Trust Inc.	206,465
28,311	MFA Mortgage Investments, Inc.	229,602
26,716	Senior Housing Properties Trust	631,566

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)
11,215	Sun Communities Inc.	$447,366
25,238	Ventas Inc.	1,633,403
54,475	Weyerhaeuser Company	1,515,495
	Total Real Estate Investment Trust	13,210,714
	Road & Rail – 0.9%
17,765	Norfolk Southern Corporation	1,098,588
25,475	Union Pacific Corporation	3,202,717
	Total Road & Rail	4,301,305
	Semiconductors & Equipment – 2.2%
25,275	Analog Devices, Inc.	1,063,067
96,369	Applied Materials, Inc.	1,102,461
21,444	Broadcom Corporation, Class A	712,155
247,273	Intel Corporation	5,101,242
12,846	Intersil Holding Corporation, Class A	106,493
3,087	Lam Research Corporation, (2)	111,533
24,776	Microchip Technology Incorporated	807,450
27,856	NVIDIA Corporation	342,350
51,579	Texas Instruments Incorporated	1,595,854
	Total Semiconductors & Equipment	10,942,605
	Software – 3.6%
23,572	Adobe Systems Incorporated, (2)	888,193
18,599	Autodesk, Inc., (2)	657,475
343,555	Microsoft Corporation	9,183,225
181,687	Oracle Corporation	6,053,811
9,475	Salesforce.com, Inc., (2)	1,592,748
	Total Software	18,375,452
	Specialty Retail – 2.4%
18,330	Abercrombie & Fitch Co., Class A	879,290
41,497	American Eagle Outfitters, Inc.	851,103
21,475	Best Buy Co., Inc.	254,479
62,729	Home Depot, Inc.	3,879,789
36,675	Limited Brands, Inc.	1,725,926
71,238	Lowe's Companies, Inc.	2,530,374
364	Orchard Supply Hardware Stores Corporation, (2)	2,697
472	Ross Stores, Inc.	25,559
13,465	Tiffany & Co.	772,083
28,637	TJX Companies, Inc.	1,215,641
	Total Specialty Retail	12,136,941
	Textiles, Apparel & Luxury Goods – 0.4%
7,159	Cherokee Inc.	98,150
14,066	VF Corporation	2,123,544
	Total Textiles, Apparel & Luxury Goods	2,221,694
	Thrifts & Mortgage Finance – 0.2%
36,703	Hudson City Bancorp, Inc.	298,395
60,610	New York Community Bancorp Inc.	793,991
	Total Thrifts & Mortgage Finance	1,092,386

Nuveen Investments

Shares	Description (1)	Value
	Tobacco – 2.1%
102,342	Altria Group, Inc.	$3,215,586
77,216	Philip Morris International	6,458,346
20,787	Reynolds American Inc.	861,205
5,109	Vector Group Ltd.	75,971
	Total Tobacco	10,611,108
	Wireless Telecommunication Services – 0.0%
5,500	USA Mobility Inc.	64,240
	Total Common Stocks (cost $377,164,727)	500,379,882

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.6%
$18,137	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $18,136,903, collateralized by $17,730,000 U.S. Treasury Notes, 1.750%, due 7/31/15, value $18,504,482	0.010%	1/02/13	$18,136,893
	Total Short-Term Investments (cost $18,136,893)			18,136,893
	Total Investments (cost $395,301,620) – 102.7%			518,516,775
	Other Assets Less Liabilities – (2.7)% (3)			(13,534,720)
	Net Assets – 100%			$504,982,055

Investments in Derivatives as of December 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
	Call Options Written – (2.7)%
(399)	S&P 500 Index	$(53,865,000)	1/19/13	$1,350	$(3,273,795)
(406)	S&P 500 Index	(55,825,000)	1/19/13	1,375	(2,419,760)
(668)	S&P 500 Index	(93,520,000)	1/19/13	1,400	(2,655,300)
(436)	S&P 500 Index	(62,130,000)	1/19/13	1,425	(996,260)
(648)	S&P 500 Index	(93,960,000)	1/19/13	1,450	(592,920)
(474)	S&P 500 Index	(66,360,000)	2/16/13	1,400	(2,301,270)
(444)	S&P 500 Index	(63,270,000)	2/16/13	1,425	(1,423,020)
(3,475)	Total Call Options Written (premiums received $12,043,556)	$(488,930,000)			$(13,662,325)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives at the end of the reporting period.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (5)  The Fund may designate up to 100% of its common stock investments to cover outstanding call options written.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund

Portfolio of Investments

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 99.9% (5)
	Aerospace & Defense – 1.8%
41,310	Boeing Company	$3,113,122
56,028	Honeywell International Inc.	3,556,097
8,874	Huntington Ingalls Industries Inc.	384,599
17,575	Lockheed Martin Corporation	1,621,997
34,529	Northrop Grumman Corporation	2,333,470
32,796	Raytheon Company	1,887,738
31,622	United Technologies Corporation	2,593,320
	Total Aerospace & Defense	15,490,343
	Air Freight & Logistics – 0.9%
102,575	United Parcel Service, Inc., Class B	7,562,855
	Auto Components – 0.1%
60,739	Gentex Corporation	1,143,108
	Automobiles – 0.5%
213,263	Ford Motor Company	2,761,756
33,442	Harley-Davidson, Inc.	1,633,307
	Total Automobiles	4,395,063
	Beverages – 2.1%
281,224	Coca-Cola Company	10,194,370
28,504	Monster Beverage Corporation, (2)	1,507,292
91,296	PepsiCo, Inc.	6,247,385
	Total Beverages	17,949,047
	Biotechnology – 2.2%
109,715	Celgene Corporation, (2)	8,636,765
146,183	Gilead Sciences, Inc., (2)	10,737,141
	Total Biotechnology	19,373,906
	Capital Markets – 1.4%
129,710	Charles Schwab Corporation	1,862,636
48,725	Eaton Vance Corporation	1,551,891
27,060	Goldman Sachs Group, Inc.	3,451,774
43,099	Legg Mason, Inc.	1,108,506
121,415	Morgan Stanley	2,321,455
61,497	Waddell & Reed Financial, Inc., Class A	2,141,326
	Total Capital Markets	12,437,588
	Chemicals – 1.8%
63,776	Dow Chemical Company	2,061,240
42,800	E.I. Du Pont de Nemours and Company	1,924,716
61,739	Eastman Chemical Company	4,201,339
43,409	Monsanto Company	4,108,662
21,181	Potash Corporation of Saskatchewan	861,855
95,980	RPM International, Inc.	2,817,973
	Total Chemicals	15,975,785

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks – 2.1%
71,851	Fifth Third Bancorp.	$1,091,417
86,613	First Horizon National Corporation	858,335
143	HSBC Holdings PLC, Sponsored ADR	7,589
6	Lloyds TSB Group PLC, Sponsored ADR, (2)	19
187,221	U.S. Bancorp	5,979,839
293,450	Wells Fargo & Company	10,030,121
	Total Commercial Banks	17,967,320
	Commercial Services & Supplies – 0.4%
23,371	Deluxe Corporation	753,481
49,936	R.R. Donnelley & Sons Company	449,424
77,545	Waste Management, Inc.	2,616,368
	Total Commercial Services & Supplies	3,819,273
	Communications Equipment – 3.6%
45,063	ADTRAN, Inc.	880,531
13,861	Aviat Networks Inc., (2)	45,603
630,518	Cisco Systems, Inc.	12,389,679
19,247	Harris Corporation	942,333
14,940	Motorola Solutions Inc.	831,859
252,230	QUALCOMM, Inc.	15,643,305
	Total Communications Equipment	30,733,310
	Computers & Peripherals – 8.5%
118,462	Apple, Inc.	63,143,797
211,358	Dell Inc.	2,141,057
157,114	EMC Corporation, (2)	3,974,984
125,310	Hewlett-Packard Company	1,785,668
72,669	NetApp, Inc., (2)	2,438,045
	Total Computers & Peripherals	73,483,551
	Consumer Finance – 0.8%
59,964	American Express Company	3,446,731
55,844	Discover Financial Services	2,152,786
77,393	SLM Corporation	1,325,742
	Total Consumer Finance	6,925,259
	Containers & Packaging – 0.5%
63,738	Packaging Corp. of America	2,452,001
50,628	Sonoco Products Company	1,505,170
	Total Containers & Packaging	3,957,171
	Distributors – 0.2%
31,204	Genuine Parts Company	1,983,950
	Diversified Consumer Services – 0.1%
35,953	Hillenbrand Inc.	812,897
	Diversified Financial Services – 2.9%
600,967	Bank of America Corporation	6,971,217
134,600	Citigroup Inc.	5,324,776
53,445	CME Group, Inc.	2,710,196
3,691	ING Groep N.V., Sponsored ADR, (2)	35,028
224,788	JP Morgan Chase & Co.	9,883,928
	Total Diversified Financial Services	24,925,145

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Diversified Telecommunication Services – 2.4%
353,211	AT&T Inc.	$11,906,743
93,521	Frontier Communications Corporation	400,270
185,468	Verizon Communications Inc.	8,025,200
	Total Diversified Telecommunication Services	20,332,213
	Electric Utilities – 1.6%
38,821	Companhia Energetica de Minas Gerais, Sponsored ADR	421,596
65,844	Duke Energy Corporation	4,200,847
112,676	Great Plains Energy Incorporated	2,288,450
50,368	OGE Energy Corp.	2,836,222
129,707	Pepco Holdings, Inc.	2,543,554
25,438	Pinnacle West Capital Corporation	1,296,829
	Total Electric Utilities	13,587,498
	Electrical Equipment – 1.5%
19,020	Eaton PLC	1,030,884
59,698	Emerson Electric Company	3,161,606
11,240	Hubbell Incorporated, Class B	951,241
31,575	Rockwell Automation, Inc.	2,651,984
42,974	Roper Industries Inc.	4,790,742
	Total Electrical Equipment	12,586,457
	Electronic Equipment & Instruments – 0.1%
102,078	Corning Incorporated	1,288,224
	Energy Equipment & Services – 1.8%
25,308	Diamond Offshore Drilling, Inc.	1,719,932
36,079	Ensco International PLC, Class A, Sponsored ADR	2,138,763
109,180	Halliburton Company	3,787,454
54,107	Patterson-UTI Energy, Inc.	1,008,013
83,227	Schlumberger Limited	5,766,799
17,510	Tidewater Inc.	782,347
	Total Energy Equipment & Services	15,203,308
	Food & Staples Retailing – 1.7%
102,543	CVS Caremark Corporation	4,957,954
82,219	Kroger Co.	2,139,338
38,974	SUPERVALU INC., (2)	96,266
68,576	Walgreen Co.	2,537,998
76,927	Wal-Mart Stores, Inc.	5,248,729
	Total Food & Staples Retailing	14,980,285
	Food Products – 0.7%
49,868	Kraft Foods Inc., Class A	2,267,498
149,606	Mondelez International Inc.	3,810,465
	Total Food Products	6,077,963
	Gas Utilities – 1.1%
57,627	AGL Resources Inc.	2,303,351
34,085	Atmos Energy Corporation	1,197,065
41,373	National Fuel Gas Company	2,097,197
99,610	ONEOK, Inc.	4,258,328
	Total Gas Utilities	9,855,941

Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 1.9%
91,444	Abbott Laboratories	$5,989,582
68,517	Baxter International, Inc.	4,567,343
36,821	Hill Rom Holdings Inc.	1,049,399
97,109	Hologic Inc., (2)	1,945,093
69,279	Medtronic, Inc.	2,841,825
	Total Health Care Equipment & Supplies	16,393,242
	Health Care Providers & Services – 2.0%
47,194	Aetna Inc.	2,185,082
62,293	Brookdale Senior Living Inc., (2)	1,577,259
27,564	Coventry Health Care, Inc.	1,235,694
106,974	Express Scripts, (2)	5,776,596
80,097	UnitedHealth Group Incorporated	4,344,461
40,174	Wellpoint Inc.	2,447,400
	Total Health Care Providers & Services	17,566,492
	Hotels, Restaurants & Leisure – 1.7%
51,390	International Game Technology	728,196
17,582	Las Vegas Sands	811,585
98,066	McDonald's Corporation	8,650,402
21,179	Starwood Hotels & Resorts Worldwide, Inc.	1,214,827
25,889	Wynn Resorts Ltd	2,912,254
	Total Hotels, Restaurants & Leisure	14,317,264
	Household Durables – 0.5%
68,264	KB Home	1,078,571
54,753	Newell Rubbermaid Inc.	1,219,349
19,851	Whirlpool Corporation	2,019,839
	Total Household Durables	4,317,759
	Household Products – 1.6%
41,616	Colgate-Palmolive Company	4,350,537
143,912	Procter & Gamble Company	9,770,186
	Total Household Products	14,120,723
	Industrial Conglomerates – 1.7%
21,774	3M Co.	2,021,716
595,443	General Electric Company	12,498,349
	Total Industrial Conglomerates	14,520,065
	Insurance – 2.3%
65,172	Allstate Corporation	2,617,959
23,207	American International Group, (2)	819,207
26,066	Arthur J. Gallagher & Co.	903,187
82,207	Berkshire Hathaway Inc., Class B, (2)	7,373,968
92,800	CNO Financial Group Inc.	865,824
60,339	Fidelity National Title Group Inc., Class A	1,420,983
65,958	Genworth Financial Inc., Class A, (2)	495,345
30,951	Hartford Financial Services Group, Inc.	694,540
13,952	Kemper Corporation	411,584
35,717	Lincoln National Corporation	925,070
103,489	Marsh & McLennan Companies, Inc.	3,567,266
	Total Insurance	20,094,933

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Internet & Catalog Retail – 2.1%
66,713	Amazon.com, Inc., (2)	$16,754,303
27,170	HSN, Inc.	1,496,524
	Total Internet & Catalog Retail	18,250,827
	Internet Software & Services – 4.5%
39,603	Akamai Technologies, Inc., (2)	1,620,159
58,343	Earthlink, Inc.	376,896
199,069	eBay Inc., (2)	10,156,500
33,280	Google Inc., Class A, (2)	23,607,834
22,576	IAC/InterActiveCorp.	1,067,845
64,234	VeriSign, Inc., (2)	2,493,564
	Total Internet Software & Services	39,322,798
	IT Services – 3.7%
117,025	Automatic Data Processing, Inc.	6,671,595
61,069	Fidelity National Information Services	2,125,812
73,744	International Business Machines Corporation (IBM)	14,125,663
14,762	Lender Processing Services Inc.	363,440
108,876	Paychex, Inc.	3,390,399
32,522	Visa Inc., Class A	4,929,685
	Total IT Services	31,606,594
	Leisure Equipment & Products – 0.6%
77,138	Mattel, Inc.	2,824,794
29,666	Polaris Industries Inc.	2,496,394
	Total Leisure Equipment & Products	5,321,188
	Machinery – 2.1%
49,486	Caterpillar Inc.	4,432,956
25,197	Deere & Company	2,177,525
43,913	Graco Inc.	2,261,080
26,329	Joy Global Inc.	1,679,264
27,707	SPX Corporation	1,943,646
40,513	Stanley Black & Decker Inc.	2,996,747
50,568	Timken Company	2,418,667
	Total Machinery	17,909,885
	Media – 3.7%
314,985	Comcast Corporation, Special Class A	11,323,711
97,817	New York Times, Class A, (2)	834,379
309,975	News Corporation, Class A	7,916,762
58,689	Omnicom Group, Inc.	2,932,102
82,498	Regal Entertainment Group, Class A	1,150,847
164,210	Walt Disney Company	8,176,016
	Total Media	32,333,817
	Metals & Mining – 0.9%
287,484	Alcoa Inc.	2,495,361
33,263	Barrick Gold Corporation	1,164,538
66,105	Freeport-McMoRan Copper & Gold, Inc.	2,260,791
148,596	Hecla Mining Company	866,315
28,154	Southern Copper Corporation	1,065,910
	Total Metals & Mining	7,852,915

Nuveen Investments

Shares	Description (1)	Value
	Multiline Retail – 0.9%
59,243	Macy's, Inc.	$2,311,662
47,582	Nordstrom, Inc.	2,545,637
21,415	Sears Holding Corporation, (2)	885,724
37,279	Target Corporation	2,205,798
	Total Multiline Retail	7,948,821
	Multi-Utilities – 0.6%
62,041	Ameren Corporation	1,905,900
97,043	Public Service Enterprise Group Incorporated	2,969,516
	Total Multi-Utilities	4,875,416
	Oil, Gas & Consumable Fuels – 6.4%
111,313	Chevron Corporation	12,037,388
2,747	CNOOC Limited, Sponsored ADR	604,340
105,076	ConocoPhillips	6,093,357
280,195	Exxon Mobil Corporation	24,250,877
34,787	Hess Corporation	1,842,320
58,407	Occidental Petroleum Corporation	4,474,560
3,274	PetroChina Company Limited, Sponsored ADR	470,736
54,850	Phillips 66	2,912,535
3,460	Royal Dutch Shell PLC, Class A, Sponsored ADR	238,567
122,639	SandRidge Energy Inc., (2)	778,758
39,133	StatoilHydro ASA, Sponsored ADR	979,890
28,912	Suncor Energy, Inc.	953,518
	Total Oil, Gas & Consumable Fuels	55,636,846
	Pharmaceuticals – 5.0%
158,937	Bristol-Myers Squibb Company	5,179,757
106,819	Eli Lilly and Company	5,268,313
1,112	GlaxoSmithKline PLC, Sponsored ADR	48,339
182,759	Johnson & Johnson	12,811,406
211,656	Merck & Company Inc.	8,665,197
460,108	Pfizer Inc.	11,539,509
	Total Pharmaceuticals	43,512,521
	Professional Services – 0.2%
29,079	Manpower Inc.	1,234,113
18,692	Resources Connection, Inc.	223,182
	Total Professional Services	1,457,295
	Real Estate Investment Trust (REIT) – 1.8%
60,679	Apartment Investment & Management Company, Class A	1,641,974
69,975	Brandywine Realty Trust	852,995
34,687	CBL & Associates Properties Inc.	735,711
129,993	CubeSmart	1,893,998
114,294	DCT Industrial Trust Inc.	741,768
43,378	Health Care REIT, Inc.	2,658,638
79,809	Lexington Corporate Properties Trust	834,004
46,608	Liberty Property Trust	1,667,168
71,664	Ventas Inc.	4,638,094
	Total Real Estate Investment Trust	15,664,350
	Road & Rail – 0.6%
41,968	Union Pacific Corporation	5,276,217

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Semiconductors & Equipment – 3.1%
98,918	Altera Corporation	$3,406,736
64,144	Analog Devices, Inc.	2,697,897
107,440	Broadcom Corporation, Class A	3,568,082
699,018	Intel Corporation	14,420,741
26,060	Intersil Holding Corporation, Class A	216,037
81,111	Linear Technology Corporation	2,782,107
	Total Semiconductors & Equipment	27,091,600
	Software – 6.9%
296,620	Activision Blizzard Inc.	3,150,104
141,680	Adobe Systems Incorporated, (2)	5,338,502
79,219	Autodesk, Inc., (2)	2,800,392
1,048,957	Microsoft Corporation	28,038,621
623,263	Oracle Corporation	20,767,123
	Total Software	60,094,742
	Specialty Retail – 2.4%
20,823	Abercrombie & Fitch Co., Class A	998,879
59,432	American Eagle Outfitters, Inc.	1,218,950
51,495	Best Buy Co., Inc.	610,216
58,779	CarMax, Inc., (2)	2,206,564
73,397	Gap, Inc.	2,278,243
101,477	Home Depot, Inc.	6,276,352
63,713	Limited Brands, Inc.	2,998,334
118,515	Lowe's Companies, Inc.	4,209,653
	Total Specialty Retail	20,797,191
	Thrifts & Mortgage Finance – 0.1%
40,800	MGIC Investment Corporation, (2)	108,528
56,714	New York Community Bancorp Inc.	742,953
	Total Thrifts & Mortgage Finance	851,481
	Tobacco – 1.5%
72,934	Altria Group, Inc.	2,291,586
114,180	Philip Morris International	9,550,015
36,132	Reynolds American Inc.	1,496,949
	Total Tobacco	13,338,550
	Wireless Telecommunication Services – 0.3%
4,018	China Mobile Limited, Sponsored ADR	235,937
444,739	Sprint Nextel Corporation, (2)	2,521,670
	Total Wireless Telecommunication Services	2,757,607
	Total Common Stocks (cost $609,936,844)	866,078,599

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.8%
$24,042	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $24,042,112, collateralized by $18,760,000 U.S. Treasury Bonds, 10.625%, due 8/15/15, value $24,528,700	0.010%	1/02/13	$24,042,099
	Total Short-Term Investments (cost $24,042,099)			24,042,099
	Total Investments (cost $633,978,944) – 102.7%			890,120,698
	Other Assets Less Liabilities – (2.7)% (3)			(23,725,974)
	Net Assets – 100%			$866,394,724

Nuveen Investments

Investments in Derivatives as of December 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
	Call Options Written – (2.7)%
(1,998)	MINI-Nasdaq-100 Index	$(51,448,500)	1/19/13	$257.5	$(2,087,910)
(1,064)	MINI-Nasdaq-100 Index	(27,664,000)	1/19/13	260.0	(909,720)
(963)	MINI-Nasdaq-100 Index	(25,278,750)	1/19/13	262.5	(650,025)
(999)	MINI-Nasdaq-100 Index	(26,473,500)	1/19/13	265.0	(514,485)
(1,010)	MINI-Nasdaq-100 Index	(27,017,500)	1/19/13	267.5	(376,225)
(816)	MINI-Nasdaq-100 Index	(21,828,000)	2/16/13	267.5	(510,000)
(992)	MINI-Nasdaq-100 Index	(26,784,000)	2/16/13	270.0	(503,440)
(555)	S&P 500 Index	(74,925,000)	1/19/13	1,350.0	(4,553,775)
(555)	S&P 500 Index	(76,312,500)	1/19/13	1,375.0	(3,307,800)
(896)	S&P 500 Index	(125,440,000)	1/19/13	1,400.0	(3,561,600)
(577)	S&P 500 Index	(82,222,500)	1/19/13	1,425.0	(1,318,445)
(774)	S&P 500 Index	(112,230,000)	1/19/13	1,450.0	(708,210)
(612)	S&P 500 Index	(85,680,000)	2/16/13	1,400.0	(2,971,260)
(577)	S&P 500 Index	(82,222,500)	2/16/13	1,425.0	(1,849,285)
(12,388)	Total Call Options Written (premiums received $21,157,896)	$(845,526,750)			$(23,822,180)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives at the end of the reporting period.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (5)  The Fund may designate up to 100% of its common stock investments to cover outstanding call options written.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund

Portfolio of Investments

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 99.5% (5)
	Aerospace & Defense – 1.5%
19,091	Boeing Company	$1,438,698
29,256	Honeywell International Inc.	1,856,878
20,561	United Technologies Corporation	1,686,208
	Total Aerospace & Defense	4,981,784
	Air Freight & Logistics – 0.5%
24,839	United Parcel Service, Inc., Class B	1,831,379
	Airlines – 0.1%
12,008	Delta Air Lines, Inc., (2)	142,535
26,363	Southwest Airlines Co.	269,957
	Total Airlines	412,492
	Auto Components – 0.0%
10,102	American Axle and Manufacturing Holdings Inc., (2)	113,142
	Automobiles – 0.4%
59,240	Ford Motor Company	767,158
14,597	Harley-Davidson, Inc.	712,917
	Total Automobiles	1,480,075
	Beverages – 1.4%
56,899	Coca-Cola Company	2,062,589
15,729	Monster Beverage Corporation, (2)	831,750
26,928	PepsiCo, Inc.	1,842,683
	Total Beverages	4,737,022
	Biotechnology – 3.3%
80,965	Amgen Inc.	6,988,899
55,390	Celgene Corporation, (2)	4,360,301
	Total Biotechnology	11,349,200
	Capital Markets – 0.9%
32,441	Bank of New York Company, Inc.	833,734
62,652	Charles Schwab Corporation	899,683
1,581	Goldman Sachs Group, Inc.	201,672
30,105	Morgan Stanley	575,608
17,346	Waddell & Reed Financial, Inc., Class A	603,988
	Total Capital Markets	3,114,685
	Chemicals – 1.2%
973	CF Industries Holdings, Inc.	197,675
45,174	Dow Chemical Company	1,460,024
25,684	E.I. Du Pont de Nemours and Company	1,155,009
10,514	Monsanto Company	995,150
4,219	Mosaic Company	238,922
	Total Chemicals	4,046,780

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks – 1.6%
65,040	U.S. Bancorp	$2,077,378
101,331	Wells Fargo & Company	3,463,494
	Total Commercial Banks	5,540,872
	Commercial Services & Supplies – 0.0%
10,378	R.R. Donnelley & Sons Company	93,402
	Communications Equipment – 4.7%
6,820	Aviat Networks Inc., (2)	22,438
399,665	Cisco Systems, Inc.	7,853,417
132,642	QUALCOMM, Inc.	8,226,457
	Total Communications Equipment	16,102,312
	Computers & Peripherals – 10.4%
63,545	Apple, Inc.	33,871,390
54,919	EMC Corporation, (2)	1,389,451
19,045	Hewlett-Packard Company	271,391
1,485	Western Digital Corporation	63,098
	Total Computers & Peripherals	35,595,330
	Consumer Finance – 0.6%
20,371	American Express Company	1,170,925
6,671	Capital One Financial Corporation	386,451
27,215	SLM Corporation	466,193
	Total Consumer Finance	2,023,569
	Containers & Packaging – 0.3%
19,780	Packaging Corp. of America	760,937
4,824	Sonoco Products Company	143,418
	Total Containers & Packaging	904,355
	Distributors – 0.1%
3,449	Genuine Parts Company	219,287
	Diversified Consumer Services – 0.1%
4,119	ITT Educational Services, Inc., (2)	71,300
21,475	Service Corporation International	296,570
	Total Diversified Consumer Services	367,870
	Diversified Financial Services – 2.2%
149,582	Bank of America Corporation	1,735,151
56,156	Citigroup Inc.	2,221,531
19,235	CME Group, Inc.	975,407
39,922	JP Morgan Chase & Co.	1,755,370
13,902	Moody's Corporation	699,549
	Total Diversified Financial Services	7,387,008
	Diversified Telecommunication Services – 1.7%
93,269	AT&T Inc.	3,144,098
1	Frontier Communications Corporation	4
59,414	Verizon Communications Inc.	2,570,844
	Total Diversified Telecommunication Services	5,714,946

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Electric Utilities – 1.6%
30,093	Duke Energy Corporation	$1,919,933
48,358	Great Plains Energy Incorporated	982,151
19,953	OGE Energy Corp.	1,123,553
28,722	Pinnacle West Capital Corporation	1,464,248
	Total Electric Utilities	5,489,885
	Electrical Equipment – 2.0%
33,441	Eaton PLC	1,812,502
28,532	Emerson Electric Company	1,511,055
11,238	Hubbell Incorporated, Class B	951,072
15,244	Rockwell Automation, Inc.	1,280,344
13,012	Roper Industries Inc.	1,450,578
	Total Electrical Equipment	7,005,551
	Electronic Equipment & Instruments – 0.5%
17,200	Amphenol Corporation, Class A	1,112,840
39,646	Corning Incorporated	500,333
	Total Electronic Equipment & Instruments	1,613,173
	Energy Equipment & Services – 1.3%
26,765	Cameron International Corporation, (2)	1,511,152
9,396	Diamond Offshore Drilling, Inc.	638,552
29,446	Halliburton Company	1,021,482
18,594	Schlumberger Limited	1,288,378
	Total Energy Equipment & Services	4,459,564
	Food & Staples Retailing – 1.7%
37,645	CVS Caremark Corporation	1,820,136
27,808	Kroger Co.	723,564
26,567	Walgreen Co.	983,245
33,111	Wal-Mart Stores, Inc.	2,259,164
	Total Food & Staples Retailing	5,786,109
	Food Products – 0.8%
10,080	Archer-Daniels-Midland Company	276,091
15,863	Kraft Foods Inc., Class A	721,291
72,807	Mondelez International Inc.	1,854,394
	Total Food Products	2,851,776
	Gas Utilities – 0.4%
21,576	AGL Resources Inc.	862,393
15,026	Piedmont Natural Gas Company	470,464
	Total Gas Utilities	1,332,857
	Health Care Equipment & Supplies – 1.8%
41,688	Abbott Laboratories	2,730,564
16,835	Baxter International, Inc.	1,122,221
9,327	CareFusion Corporation, (2)	266,566
5,822	Covidien PLC	336,162
12,334	Hill Rom Holdings Inc.	351,519
11,631	Medtronic, Inc.	477,104
11,540	Saint Jude Medical Inc.	417,056
8,617	Zimmer Holdings, Inc.	574,409
	Total Health Care Equipment & Supplies	6,275,601

Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services – 1.4%
13,759	Brookdale Senior Living Inc., (2)	$348,378
23,480	Cardinal Health, Inc.	966,906
1,520	McKesson HBOC Inc.	147,379
11,450	Omnicare, Inc.	413,345
12,175	Tenet Healthcare Corporation, (2)	395,322
19,406	UnitedHealth Group Incorporated	1,052,581
20,106	Universal Health Services, Inc., Class B	972,125
8,528	Wellpoint Inc.	519,526
	Total Health Care Providers & Services	4,815,562
	Hotels, Restaurants & Leisure – 1.9%
20,714	Carnival Corporation	761,654
17,543	International Game Technology	248,584
29,562	McDonald's Corporation	2,607,664
26,474	Starwood Hotels & Resorts Worldwide, Inc.	1,518,549
84,855	The Wendy's Company	398,819
19,573	Tim Hortons Inc.	962,600
	Total Hotels, Restaurants & Leisure	6,497,870
	Household Durables – 0.7%
41,536	KB Home	656,269
36,936	Newell Rubbermaid Inc.	822,565
7,376	Whirlpool Corporation	750,508
	Total Household Durables	2,229,342
	Household Products – 0.6%
32,355	Procter & Gamble Company	2,196,581
	Industrial Conglomerates – 1.0%
10,431	3M Co.	968,518
13,006	Danaher Corporation	727,035
82,528	General Electric Company	1,732,263
	Total Industrial Conglomerates	3,427,816
	Insurance – 1.8%
12,439	American International Group, (2)	439,097
3,318	Arch Capital Group Limited, (2)	146,058
7,497	Berkshire Hathaway Inc., Class B, (2)	672,481
26,516	Fidelity National Title Group Inc., Class A	624,452
29,867	Marsh & McLennan Companies, Inc.	1,029,515
24,982	Prudential Financial, Inc.	1,332,290
24,970	Travelers Companies, Inc.	1,793,345
	Total Insurance	6,037,238
	Internet & Catalog Retail – 2.9%
36,959	Amazon.com, Inc., (2)	9,281,883
10,391	HSN, Inc.	572,336
	Total Internet & Catalog Retail	9,854,219
	Internet Software & Services – 7.3%
30,462	Akamai Technologies, Inc., (2)	1,246,200
2,017	AOL Inc.	59,723
16,544	Baidu.com, Inc., Sponsored ADR, (2)	1,659,198
115,993	eBay Inc., (2)	5,917,963
19,217	Google Inc., Class A, (2)	13,631,963
20,300	IAC/InterActiveCorp.	960,190
69,658	Yahoo! Inc., (2)	1,386,194
	Total Internet Software & Services	24,861,431

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	IT Services – 3.1%
46,267	Automatic Data Processing, Inc.	$2,637,682
23,280	Fidelity National Information Services	810,377
8,158	Global Payments Inc.	369,557
14,822	Infosys Technologies Limited, Sponsored ADR	626,971
14,439	International Business Machines Corporation (IBM)	2,765,790
12,871	Lender Processing Services Inc.	316,884
58,743	Paychex, Inc.	1,829,257
7,718	Visa Inc., Class A	1,169,894
	Total IT Services	10,526,412
	Life Sciences Tools & Services – 0.2%
15,384	Agilent Technologies, Inc.	629,821
	Machinery – 1.4%
18,500	Caterpillar Inc.	1,657,230
10,346	Deere & Company	894,101
22,531	Graco Inc.	1,160,121
16,187	SPX Corporation	1,135,518
	Total Machinery	4,846,970
	Media – 4.6%
23,415	CBS Corporation, Class B	890,941
157,751	Comcast Corporation, Special Class A	5,671,148
68,525	DIRECTV Group, Inc., (2)	3,437,214
2,751	Liberty Media Corporation, Liberty Capital Class A, Tracking Stock, (2)	319,144
51,552	News Corporation, Class B	1,352,724
20,124	Omnicom Group, Inc.	1,005,395
6,011	Time Warner Cable, Class A	584,209
21,163	Time Warner Inc.	1,012,226
30,876	Walt Disney Company	1,537,316
	Total Media	15,810,317
	Metals & Mining – 0.4%
8,735	AngloGold Ashanti Limited, Sponsored ADR	274,017
7,972	Cliffs Natural Resources Inc.	307,400
54,923	Companhia Siderurgica Nacional S.A., Sponsored ADR	324,046
5,432	Freeport-McMoRan Copper & Gold, Inc.	185,774
1,736	Newmont Mining Corporation	80,620
7,686	United States Steel Corporation	183,465
	Total Metals & Mining	1,355,322
	Multiline Retail – 0.6%
10,865	Family Dollar Stores, Inc.	688,950
4,575	J.C. Penney Company, Inc., (2)	90,173
4,511	Kohl's Corporation	193,883
25,836	Macy's, Inc.	1,008,121
	Total Multiline Retail	1,981,127
	Multi-Utilities – 0.3%
21,316	Integrys Energy Group, Inc.	1,113,122
	Oil, Gas & Consumable Fuels – 4.8%
1,231	Anadarko Petroleum Corporation	91,476
4,671	Cabot Oil & Gas Corporation	232,336
43,696	Chevron Corporation	4,725,285
44,045	ConocoPhillips	2,554,170
79,182	Exxon Mobil Corporation	6,853,202
1,606	Marathon Oil Corporation	49,240

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
6,095	Occidental Petroleum Corporation	$466,938
22,649	Phillips 66	1,202,662
4,232	Royal Dutch Shell PLC, Class A, Sponsored ADR	291,796
	Total Oil, Gas & Consumable Fuels	16,467,105
	Paper & Forest Products – 0.3%
21,984	International Paper Company	875,843
	Pharmaceuticals – 3.9%
13,538	Allergan, Inc.	1,241,841
69,669	Bristol-Myers Squibb Company	2,270,513
7,517	Eli Lilly and Company	370,738
13,675	Forest Laboratories, Inc., (2)	483,001
7,458	GlaxoSmithKline PLC, Sponsored ADR	324,199
35,898	Johnson & Johnson	2,516,450
91,276	Merck & Company Inc.	3,736,839
6,190	Novartis AG, Sponsored ADR	391,827
82,836	Pfizer Inc.	2,077,527
	Total Pharmaceuticals	13,412,935
	Professional Services – 0.5%
18,950	Manpower Inc.	804,238
30,314	Robert Half International Inc.	964,591
	Total Professional Services	1,768,829
	Real Estate Investment Trust – 1.1%
18,413	Apartment Investment & Management Company, Class A	498,256
28,958	CubeSmart	421,918
4,590	Developers Diversified Realty Corporation	71,879
40,126	Senior Housing Properties Trust	948,579
25,511	Ventas Inc.	1,651,072
	Total Real Estate Investment Trust	3,591,704
	Road & Rail – 0.1%
23,916	CSX Corporation	471,863
	Semiconductors & Equipment – 5.1%
54,140	Advanced Micro Devices, Inc., (2)	129,936
49,030	Altera Corporation	1,688,593
25,698	Analog Devices, Inc.	1,080,858
65,680	Applied Materials, Inc.	751,379
93,518	Atmel Corporation, (2)	612,543
48,224	Broadcom Corporation, Class A	1,601,519
4,697	Cree, Inc., (2)	159,604
1,090	Cymer, Inc., (2)	98,569
11,761	Cypress Semiconductor Corporation	127,489
28,948	Fairchild Semiconductor International Inc., Class A, (2)	416,851
17,789	Integrated Device Technology, Inc., (2)	129,860
363,454	Intel Corporation	7,498,056
2,596	Intersil Holding Corporation, Class A	21,521
8,733	Lam Research Corporation, (2)	315,523
45,919	Linear Technology Corporation	1,575,022
35,700	LSI Logic Corporation, (2)	252,756
5,819	MEMC Electronic Materials, (2)	18,679
76,193	NVIDIA Corporation	936,412
2,774	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	47,602
	Total Semiconductors & Equipment	17,462,772

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Software – 10.6%
171,474	Activision Blizzard Inc.	$1,821,054
60,160	Adobe Systems Incorporated, (2)	2,266,829
43,406	Autodesk, Inc., (2)	1,534,402
65,185	CA Inc.	1,432,766
33,659	Cadence Design Systems, Inc., (2)	454,733
616,868	Microsoft Corporation	16,488,882
367,125	Oracle Corporation	12,232,605
	Total Software	36,231,271
	Specialty Retail – 2.3%
1,126	Best Buy Co., Inc.	13,343
16,073	Gap, Inc.	498,906
32,724	Home Depot, Inc.	2,023,979
32,217	Limited Brands, Inc.	1,516,132
35,867	Lowe's Companies, Inc.	1,273,996
814	Orchard Supply Hardware Stores Corporation, (2)	6,032
28,032	TJX Companies, Inc.	1,189,958
35,381	Urban Outfitters, Inc., (2)	1,392,596
	Total Specialty Retail	7,914,942
	Textiles, Apparel & Luxury Goods – 0.2%
14,587	Coach, Inc.	809,724
	Thrifts & Mortgage Finance – 0.0%
1,712	Tree.com Inc.	30,867
	Tobacco – 1.1%
34,008	Altria Group, Inc.	1,068,531
33,961	Philip Morris International	2,840,498
	Total Tobacco	3,909,029
	Wireless Telecommunication Services – 0.2%
9,319	Crown Castle International Corporation, (2)	672,459
	Total Common Stocks (cost $214,811,546)	340,632,519

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.2%
$10,810	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $10,810,122, collateralized by $8,435,000 U.S. Treasury Bonds, 10.625%, due 8/15/15, value $11,028,763	0.010%	1/02/13	$10,810,116
	Total Short-Term Investments (cost $10,810,116)			10,810,116
	Total Investments (cost $225,621,662) – 102.7%			351,442,635
	Other Assets Less Liabilities – (2.7)% (3)			(9,251,409)
	Net Assets – 100%			$342,191,226

Nuveen Investments

Investments in Derivatives as of December 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
	Call Options Written – (2.7)%
(1,519)	MINI-Nasdaq-100 Index	$(39,114,250)	1/19/13	$257.5	$(1,587,355)
(781)	MINI-Nasdaq-100 Index	(20,306,000)	1/19/13	260.0	(667,755)
(746)	MINI-Nasdaq-100 Index	(19,582,500)	1/19/13	262.5	(503,550)
(974)	MINI-Nasdaq-100 Index	(25,811,000)	1/19/13	265.0	(501,610)
(763)	MINI-Nasdaq-100 Index	(20,410,250)	1/19/13	267.5	(284,217)
(781)	MINI-Nasdaq-100 Index	(20,891,750)	2/16/13	267.5	(488,125)
(777)	MINI-Nasdaq-100 Index	(20,979,000)	2/16/13	270.0	(394,328)
(146)	S&P 500 Index	(19,710,000)	1/19/13	1,350.0	(1,197,930)
(119)	S&P 500 Index	(16,362,500)	1/19/13	1,375.0	(709,240)
(230)	S&P 500 Index	(32,200,000)	1/19/13	1,400.0	(914,250)
(151)	S&P 500 Index	(21,517,500)	1/19/13	1,425.0	(345,035)
(224)	S&P 500 Index	(32,480,000)	1/19/13	1,450.0	(204,960)
(168)	S&P 500 Index	(23,520,000)	2/16/13	1,400.0	(815,640)
(143)	S&P 500 Index	(20,377,500)	2/16/13	1,425.0	(458,315)
(7,522)	Total Call Options Written (premiums received $8,436,242)	$(333,262,250)			$(9,072,310)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives at the end of the reporting period.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (5)  The Fund may designate up to 100% of its common stock investments to cover outstanding call options written.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund

Portfolio of Investments

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 100.0% (5)
	Aerospace & Defense – 2.4%
21,609	Boeing Company	$1,628,454
20,644	Honeywell International Inc.	1,310,275
14,434	Raytheon Company	830,821
22,344	United Technologies Corporation	1,832,431
	Total Aerospace & Defense	5,601,981
	Air Freight & Logistics – 0.8%
25,299	United Parcel Service, Inc., Class B	1,865,295
	Airlines – 0.1%
13,205	Latam Airlines Group, Sponsored ADR	311,110
	Auto Components – 0.1%
9,310	Cooper Tire & Rubber	236,102
5,900	Dana Holding Corporation	92,099
	Total Auto Components	328,201
	Automobiles – 0.5%
92,502	Ford Motor Company	1,197,901
	Beverages – 2.3%
86,588	Coca-Cola Company	3,138,815
33,203	PepsiCo, Inc.	2,272,081
	Total Beverages	5,410,896
	Biotechnology – 1.1%
11,864	Celgene Corporation, (2)	933,934
20,273	Gilead Sciences, Inc., (2)	1,489,052
10,546	PDL Biopahrma Inc.	74,349
	Total Biotechnology	2,497,335
	Capital Markets – 1.6%
53,257	Charles Schwab Corporation	764,771
24,627	Federated Investors Inc.	498,204
7,757	Goldman Sachs Group, Inc.	989,483
46,141	Morgan Stanley	882,216
14,786	Waddell & Reed Financial, Inc., Class A	514,849
	Total Capital Markets	3,649,523
	Chemicals – 2.6%
26,983	Dow Chemical Company	872,091
21,896	E.I. Du Pont de Nemours and Company	984,663
14,249	Eastman Chemical Company	969,644
11,108	Monsanto Company	1,051,372
27,207	Olin Corporation	587,399
8,038	PPG Industries, Inc.	1,087,943
16,530	RPM International, Inc.	485,321
	Total Chemicals	6,038,433

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks – 2.7%
12,843	Comerica Incorporated	$389,657
12,783	Fifth Third Bancorp.	194,174
11,582	First Horizon National Corporation	114,778
8,574	FirstMerit Corporation	121,665
49,105	Huntington BancShares Inc.	313,781
33,673	Regions Financial Corporation	239,752
46,627	U.S. Bancorp	1,489,266
101,536	Wells Fargo & Company	3,470,500
	Total Commercial Banks	6,333,573
	Commercial Services & Supplies – 0.3%
5,330	Avery Dennison Corporation	186,124
14,872	Deluxe Corporation	479,473
8,400	Kimball International Inc., Class B	97,524
	Total Commercial Services & Supplies	763,121
	Communications Equipment – 2.3%
113,457	Cisco Systems, Inc.	2,229,430
14,740	Motorola Solutions Inc.	820,723
35,475	QUALCOMM, Inc.	2,200,160
2,984	Research In Motion Limited, (2)	35,450
	Total Communications Equipment	5,285,763
	Computers & Peripherals – 4.5%
16,159	Apple, Inc.	8,613,228
30,455	Dell Inc.	308,509
47,936	EMC Corporation, (2)	1,212,781
25,651	Hewlett-Packard Company	365,527
	Total Computers & Peripherals	10,500,045
	Consumer Finance – 0.5%
21,390	American Express Company	1,229,497
	Containers & Packaging – 0.3%
17,965	Packaging Corp. of America	691,114
	Distributors – 0.5%
19,736	Genuine Parts Company	1,254,815
	Diversified Consumer Services – 0.1%
5,562	Apollo Group, Inc., Class A, (2)	116,357
	Diversified Financial Services – 4.3%
220,358	Bank of America Corporation	2,556,153
53,890	Citigroup Inc.	2,131,888
12,960	CME Group, Inc.	657,202
4,327	Intercontinental Exchange, Inc., (2)	535,726
83,543	JP Morgan Chase & Co.	3,673,386
9,862	New York Stock Exchange Euronext	311,047
	Total Diversified Financial Services	9,865,402
	Diversified Telecommunication Services – 3.5%
3,700	Alaska Communications Systems Group Inc., (2)	7,178
136,321	AT&T Inc.	4,595,381
111,815	Frontier Communications Corporation	478,568
72,804	Verizon Communications Inc.	3,150,229
	Total Diversified Telecommunication Services	8,231,356

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Electric Utilities – 1.5%
34,345	Duke Energy Corporation	$2,191,211
60,263	Great Plains Energy Incorporated	1,223,942
	Total Electric Utilities	3,415,153
	Electrical Equipment – 0.9%
3,151	Eaton PLC	170,784
23,075	Emerson Electric Company	1,222,052
6,854	Rockwell Automation, Inc.	575,667
	Total Electrical Equipment	1,968,503
	Electronic Equipment & Instruments – 0.3%
48,583	Corning Incorporated	613,117
	Energy Equipment & Services – 2.1%
12,363	Baker Hughes Incorporated	504,905
2,246	Carbo Ceramics Inc.	175,952
30,868	Halliburton Company	1,070,811
9,961	National-Oilwell Varco Inc.	680,834
12,997	Noble Corporation	452,556
27,641	Schlumberger Limited	1,915,245
1,869	Tidewater Inc.	83,507
	Total Energy Equipment & Services	4,883,810
	Food & Staples Retailing – 1.9%
28,828	CVS Caremark Corporation	1,393,834
23,426	SUPERVALU INC., (2)	57,862
35,291	Wal-Mart Stores, Inc.	2,407,905
5,987	Whole Foods Market, Inc.	546,793
	Total Food & Staples Retailing	4,406,394
	Food Products – 1.4%
13,960	Archer-Daniels-Midland Company	382,364
33,648	ConAgra Foods, Inc.	992,616
15,625	Kraft Foods Inc., Class A	710,469
46,877	Mondelez International Inc.	1,193,957
	Total Food Products	3,279,406
	Gas Utilities – 0.5%
13,418	AGL Resources Inc.	536,317
14,636	ONEOK, Inc.	625,689
	Total Gas Utilities	1,162,006
	Health Care Equipment & Supplies – 2.0%
45,691	Abbott Laboratories	2,992,761
28,854	Boston Scientific Corporation, (2)	165,333
3,976	Hologic Inc., (2)	79,639
31,998	Medtronic, Inc.	1,312,558
	Total Health Care Equipment & Supplies	4,550,291
	Health Care Providers & Services – 2.2%
13,746	Aetna Inc.	636,440
1,637	Brookdale Senior Living Inc., (2)	41,449
26,964	Express Scripts, (2)	1,456,056
5,614	Humana Inc.	385,289
6,162	Tenet Healthcare Corporation, (2)	200,080
28,552	UnitedHealth Group Incorporated	1,548,660
11,994	Wellpoint Inc.	730,674
	Total Health Care Providers & Services	4,998,648

Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 1.3%
9,393	International Game Technology	$133,099
22,404	McDonald's Corporation	1,976,257
13,188	MGM Resorts International Inc., (2)	153,508
43,350	The Wendy's Company	203,745
4,557	Tim Hortons Inc.	224,113
5,749	Wyndham Worldwide Corporation	305,904
	Total Hotels, Restaurants & Leisure	2,996,626
	Household Durables – 0.5%
9,410	KB Home	148,678
7,325	Lennar Corporation, Class A	283,258
16,964	Newell Rubbermaid Inc.	377,788
2,393	Whirlpool Corporation	243,488
	Total Household Durables	1,053,212
	Household Products – 2.0%
5,228	Colgate-Palmolive Company	546,535
9,977	Kimberly-Clark Corporation	842,358
47,393	Procter & Gamble Company	3,217,511
	Total Household Products	4,606,404
	Industrial Conglomerates – 1.6%
15,527	3M Co.	1,441,682
108,753	General Electric Company	2,282,725
	Total Industrial Conglomerates	3,724,407
	Insurance – 3.4%
18,935	Arthur J. Gallagher & Co.	656,098
27,775	Berkshire Hathaway Inc., Class B, (2)	2,491,418
16,883	Fidelity National Title Group Inc., Class A	397,595
20,130	Genworth Financial Inc., Class A, (2)	151,176
12,560	Kemper Corporation	370,520
26,486	Lincoln National Corporation	685,987
26,240	Marsh & McLennan Companies, Inc.	904,493
16,516	Mercury General Corporation	655,520
14,302	Prudential Financial, Inc.	762,726
11,626	Travelers Companies, Inc.	834,979
	Total Insurance	7,910,512
	Internet & Catalog Retail – 0.8%
7,722	Amazon.com, Inc., (2)	1,939,303
	Internet Software & Services – 2.6%
5,170	Akamai Technologies, Inc., (2)	211,505
26,548	eBay Inc., (2)	1,354,479
5,040	Google Inc., Class A, (2)	3,575,225
22,961	United Online, Inc.	128,352
6,424	VeriSign, Inc., (2)	249,380
27,685	Yahoo! Inc., (2)	550,932
	Total Internet Software & Services	6,069,873
	IT Services – 3.9%
29,841	Automatic Data Processing, Inc.	1,701,235
9,387	Cognizant Technology Solutions Corporation, Class A, (2)	695,107
11,474	Fidelity National Information Services	399,410
24,100	International Business Machines Corporation (IBM)	4,616,355
2,687	Lender Processing Services Inc.	66,154
9,814	Visa Inc., Class A	1,487,606
	Total IT Services	8,965,867

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Leisure Equipment & Products – 0.9%
24,528	Mattel, Inc.	$898,215
14,292	Polaris Industries Inc.	1,202,672
	Total Leisure Equipment & Products	2,100,887
	Life Sciences Tools & Services – 0.1%
1,370	Covance, Inc., (2)	79,145
4,213	Life Technologies Corporation, (2)	206,774
	Total Life Sciences Tools & Services	285,919
	Machinery – 2.7%
3,706	Briggs & Stratton Corporation	78,122
13,149	Caterpillar Inc.	1,177,887
5,474	Cummins Inc.	593,108
11,992	Deere & Company	1,036,349
14,691	Illinois Tool Works, Inc.	893,360
5,351	Pentair Limited	263,002
11,866	Snap-on Incorporated	937,295
18,194	Stanley Black & Decker Inc.	1,345,810
	Total Machinery	6,324,933
	Media – 2.6%
12,544	CBS Corporation, Class B	477,299
82,347	Comcast Corporation, Class A	3,078,131
14,912	DIRECTV Group, Inc., (2)	747,986
8,126	Gannett Company Inc.	146,349
5,070	Lamar Advertising Company, (2)	196,463
28,121	New York Times, Class A, (2)	239,872
51,096	Regal Entertainment Group, Class A	712,789
45,144	Sirius XM Radio Inc.	130,466
24,892	World Wrestling Entertainment Inc.	196,398
	Total Media	5,925,753
	Metals & Mining – 0.6%
4,770	Companhia Siderurgica Nacional S.A., Sponsored ADR	28,143
24,931	Freeport-McMoRan Copper & Gold, Inc.	852,640
11,424	Southern Copper Corporation	432,513
3,047	United States Steel Corporation	72,732
	Total Metals & Mining	1,386,028
	Multiline Retail – 0.7%
8,878	Nordstrom, Inc.	474,973
19,537	Target Corporation	1,156,004
	Total Multiline Retail	1,630,977
	Multi-Utilities – 2.0%
14,000	Ameren Corporation	430,080
52,946	CenterPoint Energy, Inc.	1,019,211
8,097	Consolidated Edison, Inc.	449,707
23,143	Dominion Resources, Inc.	1,198,807
28,718	Integrys Energy Group, Inc.	1,499,654
	Total Multi-Utilities	4,597,459
	Oil, Gas & Consumable Fuels – 9.5%
32,095	Chesapeake Energy Corporation	533,419
41,178	Chevron Corporation	4,452,989
21,336	ConocoPhillips	1,237,275
11,317	CONSOL Energy Inc.	363,276
6,936	EOG Resources, Inc.	837,799

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
91,175	Exxon Mobil Corporation	$7,891,196
7,395	Hess Corporation	391,639
20,768	Marathon Oil Corporation	636,747
10,284	Marathon Petroleum Corporation	647,892
20,324	Occidental Petroleum Corporation	1,557,022
23,308	Peabody Energy Corporation	620,226
10,973	Phillips 66	582,666
24,031	Ship Financial International Limited	399,636
17,375	Southwestern Energy Company, (2)	580,499
23,750	StatoilHydro ASA, Sponsored ADR	594,700
18,205	Valero Energy Corporation	621,155
	Total Oil, Gas & Consumable Fuels	21,948,136
	Personal Products – 0.1%
21,653	Avon Products, Inc.	310,937
	Pharmaceuticals – 6.3%
476	AstraZeneca PLC, Sponsored ADR	22,501
47,168	Bristol-Myers Squibb Company	1,537,205
28,605	Eli Lilly and Company	1,410,799
57,590	Johnson & Johnson	4,037,059
70,896	Merck & Company Inc.	2,902,482
181,817	Pfizer Inc.	4,559,970
5,422	Sanofi-Aventis, Sponsored ADR	256,894
	Total Pharmaceuticals	14,726,910
	Real Estate Investment Trust – 2.4%
52,352	Annaly Capital Management Inc.	735,022
35,857	Brandywine Realty Trust	437,097
14,334	CubeSmart	208,846
16,442	Hospitality Properties Trust	385,072
54,457	Lexington Corporate Properties Trust	569,076
49,304	Senior Housing Properties Trust	1,165,547
24,458	Ventas Inc.	1,582,922
19,112	Weyerhaeuser Company	531,696
	Total Real Estate Investment Trust	5,615,278
	Road & Rail – 0.7%
12,780	Union Pacific Corporation	1,606,702
	Semiconductors & Equipment – 2.1%
15,548	Analog Devices, Inc.	653,949
35,188	Applied Materials, Inc.	402,551
959	First Solar Inc., (2)	29,614
109,250	Intel Corporation	2,253,828
17,124	Microchip Technology Incorporated	558,071
19,215	NVIDIA Corporation	236,152
27,352	Texas Instruments Incorporated	846,271
	Total Semiconductors & Equipment	4,980,436
	Software – 3.7%
16,588	Adobe Systems Incorporated, (2)	625,036
8,286	Autodesk, Inc., (2)	292,910
159,313	Microsoft Corporation	4,258,436
76,771	Oracle Corporation	2,558,010
4,926	Salesforce.com, Inc., (2)	828,061
	Total Software	8,562,453

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)	Value
	Specialty Retail – 2.9%
6,506	Abercrombie & Fitch Co., Class A	312,093
19,409	American Eagle Outfitters, Inc.	398,079
14,239	Best Buy Co., Inc.	168,732
12,843	Gap, Inc.	398,647
32,302	Home Depot, Inc.	1,997,879
18,133	Limited Brands, Inc.	853,339
34,642	Lowe's Companies, Inc.	1,230,484
7,525	Tiffany & Co.	431,484
19,611	TJX Companies, Inc.	832,487
	Total Specialty Retail	6,623,224
	Textiles, Apparel & Luxury Goods – 0.5%
8,185	VF Corporation	1,235,689
	Thrifts & Mortgage Finance – 0.3%
52,183	New York Community Bancorp Inc.	683,597
	Tobacco – 2.1%
51,979	Altria Group, Inc.	1,633,180
29,266	Philip Morris International	2,447,808
18,986	Reynolds American Inc.	786,590
	Total Tobacco	4,867,578
	Trading Companies & Distributors – 0.3%
3,200	W.W. Grainger, Inc.	647,584
	Wireless Telecommunication Services – 0.1%
54,217	Sprint Nextel Corporation, (2)	307,410
1,065	Vodafone Group PLC, Sponsored ADR	26,827
	Total Wireless Telecommunication Services	334,237
	Total Common Stocks (cost $181,240,535)	232,109,967

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.2%
$5,076	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $5,075,661, collateralized by $3,960,000 U.S. Treasury Bonds, 10.625%, due 8/15/15, value $5,177,700	0.010%	1/02/13	$5,075,658
	Total Short-Term Investments (cost $5,075,658)			5,075,658
	Total Investments (cost $186,316,193) – 102.2%			237,185,625
	Other Assets Less Liabilities – (2.2)% (3)			(5,180,452)
	Net Assets – 100%			$232,005,173

Nuveen Investments

Investments in Derivatives as of December 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
	Call Options Written – (2.2)%
(156)	S&P 500 Index	$(21,060,000)	1/19/13	$1,350	$(1,279,980)
(157)	S&P 500 Index	(21,587,500)	1/19/13	1,375	(935,720)
(260)	S&P 500 Index	(36,400,000)	1/19/13	1,400	(1,033,500)
(158)	S&P 500 Index	(22,515,000)	1/19/13	1,425	(361,030)
(234)	S&P 500 Index	(33,930,000)	1/19/13	1,450	(214,110)
(179)	S&P 500 Index	(25,060,000)	2/16/13	1,400	(869,045)
(159)	S&P 500 Index	(22,657,500)	2/16/13	1,425	(509,595)
(1,303)	Total Call Options Written (premiums received $4,537,048)	$(183,210,000)			$(5,202,980)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes   of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives at the end of the reporting period.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (5)  The Fund may designate up to 100% of its common stock investments to cover outstanding call options written.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2012

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Assets
Investments, at value (cost $395,301,620, $633,978,944, $225,621,662 and $186,316,193, respectively)	$518,516,775	$890,120,698	$351,442,635	$237,185,625
Cash	3,043	—	—	—
Cash denominated in foreign currencies (cost $—, $2,965, $—and $—, respectively)	—	2,955	—	—
Receivables:
Dividends and interest	662,891	970,268	243,806	281,960
Investments sold	—	—	1,294	—
Reclaims	555	—	145	—
Other assets	51,057	80,232	32,076	19,855
Total assets	519,234,321	891,174,153	351,719,956	237,487,440
Liabilities
Call options written, at value (premiums received $12,043,556, $21,157,896, $8,436,242 and $4,537,048, respectively)	13,662,325	23,822,180	9,072,310	5,202,980
Accrued expenses:
Management fees	373,571	581,096	252,679	167,623
Trustees fees	50,975	80,704	31,868	19,618
Other	165,395	295,449	171,873	92,046
Total liabilities	14,252,266	24,779,429	9,528,730	5,482,267
Net assets	$504,982,055	$866,394,724	$342,191,226	$232,005,173
Shares outstanding	38,464,973	66,487,744	25,679,417	16,152,579
Net asset value per share outstanding	$13.13	$13.03	$13.33	$14.36
Net assets consist of:
Shares, $.01 par value per share	$384,650	$664,877	$256,794	$161,526
Paid-in surplus	451,585,563	711,829,282	257,378,943	224,856,899
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	(68,584,544)	(99,576,895)	(40,629,416)	(43,216,752)
Net unrealized appreciation (depreciation)	121,596,386	253,477,460	125,184,905	50,203,500
Net assets	$504,982,055	$866,394,724	$342,191,226	$232,005,173
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2012

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Investment Income
Dividends (net of foreign tax withheld of $5,245, $29,215, $13,393 and $9,817, respectively)	$14,039,376	$20,695,631	$7,066,591	$6,317,522
Interest	2,062	4,070	1,685	815
Total investment income	14,041,438	20,699,701	7,068,276	6,318,337
Expenses
Management fees	4,450,361	7,582,617	3,042,810	1,992,518
Shareholder servicing agent fees and expenses	1,384	2,087	947	734
Custodian fees and expenses	89,059	146,391	70,618	49,226
Trustees fees and expenses	14,028	24,088	9,660	6,513
Professional fees	58,863	93,407	53,108	42,987
Shareholder reporting expenses	104,956	179,892	60,244	44,528
Stock exchange listing fees	12,102	20,910	8,453	8,453
Investor relations expense	130,124	224,100	76,178	54,222
Other expenses	68,444	157,808	131,703	45,059
Total expenses before expense reimbursement	4,929,321	8,431,300	3,453,721	2,244,240
Expense reimbursement	(298,329)	(668,221)	—	—
Net expenses	4,630,992	7,763,079	3,453,721	2,244,240
Net investment income (loss)	9,410,446	12,936,622	3,614,555	4,074,097
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	14,716,979	36,351,932	24,558,199	5,360,151
Call options written	(22,510,016)	(45,753,145)	(21,432,485)	(7,866,299)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	50,950,393	83,633,596	28,048,972	23,903,760
Call options written	(1,764,899)	(5,845,583)	(3,025,148)	(855,286)
Net realized and unrealized gain (loss)	41,392,457	68,386,800	28,149,538	20,542,326
Net increase (decrease) in net assets from operations	$50,802,903	$81,323,422	$31,764,093	$24,616,423

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$9,410,446	$8,760,447	$12,936,622	$12,064,655
Net realized gain (loss) from:
Investments and foreign currency	14,716,979	16,618,497	36,351,932	35,216,557
Call options written	(22,510,016)	6,090,806	(45,753,145)	14,882,498
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	50,950,393	(8,413,092)	83,633,596	(21,844,932)
Call options written	(1,764,899)	4,282,450	(5,845,583)	8,297,702
Net increase (decrease) in net assets from operations	50,802,903	27,339,108	81,323,422	48,616,480
Distributions to Shareholders
From net investment income	(9,513,512)	(28,891,374)	(13,421,449)	(68,934,322)
Return of capital	(32,189,236)	(15,989,671)	(60,782,807)	(11,166,014)
Decrease in net assets from distributions to shareholders	(41,702,748)	(44,881,045)	(74,204,256)	(80,100,336)
Capital Share Transactions
Cost of shares repurchased or retired	(203,434)	(1,962,247)	(53,251)	(704,719)
Net increase (decrease) in net assets from capital share transactions	(203,434)	(1,962,247)	(53,251)	(704,719)
Net increase (decrease) in net assets	8,896,721	(19,504,184)	7,065,915	(32,188,575)
Net assets at the beginning of period	496,085,334	515,589,518	859,328,809	891,517,384
Net assets at the end of period	$504,982,055	$496,085,334	$866,394,724	$859,328,809
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (continued)

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$3,614,555	$3,021,132	$4,074,097	$3,840,600
Net realized gain (loss) from:
Investments and foreign currency	24,558,199	8,482,789	5,360,151	(1,541,071)
Call options written	(21,432,485)	7,418,649	(7,866,299)	2,537,159
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	28,048,972	(1,596,017)	23,903,760	3,980,788
Call options written	(3,025,148)	3,585,041	(855,286)	1,703,631
Net increase (decrease) in net assets from operations	31,764,093	20,911,594	24,616,423	10,521,107
Distributions to Shareholders
From net investment income	(5,357,420)	(22,520,322)	(4,142,189)	(6,455,660)
Return of capital	(23,850,406)	(8,943,289)	(13,959,339)	(11,765,192)
Decrease in net assets from distributions to shareholders	(29,207,826)	(31,463,611)	(18,101,528)	(18,220,852)
Capital Share Transactions
Cost of shares repurchased or retired	(893,691)	(1,350,259)	(174,186)	(1,730,753)
Net increase (decrease) in net assets from capital share transactions	(893,691)	(1,350,259)	(174,186)	(1,730,753)
Net increase (decrease) in net assets	1,662,576	(11,902,276)	6,340,709	(9,430,498)
Net assets at the beginning of period	340,528,650	352,430,926	225,664,464	235,094,962
Net assets at the end of period	$342,191,226	$340,528,650	$232,005,173	$225,664,464
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value
Equity Premium Income (JPZ)
Year Ended 12/31:
2012	$12.89	$.24	$1.08	$1.32	$(.25)	$—	$(.83)	$(1.08)	$—	*	$13.13	$11.83
2011	13.34	.23	.48	.71	(.75)	—	(.41)	(1.16)	—	*	12.89	11.18
2010	13.08	.26	1.25	1.51	(.27)	—	(.98)	(1.25)	—		13.34	12.76
2009	12.75	.27	1.35	1.62	(.28)	(.24)	(.77)	(1.29)	—	*	13.08	13.00
2008	18.30	.39	(4.41)	(4.02)	(.39)	(1.14)	—	(1.53)	—	*	12.75	10.74
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2012	12.92	.19	1.04	1.23	(.20)	—	(.92)	(1.12)	—	*	13.03	12.07
2011	13.39	.18	.55	.73	(1.03)	—	(.17)	(1.20)	—	*	12.92	11.42
2010	13.30	.18	1.21	1.39	(.18)	—	(1.12)	(1.30)	—		13.39	12.88
2009	12.69	.21	1.73	1.94	(.22)	—	(1.12)	(1.34)	.01		13.30	13.20
2008	18.60	.30	(4.62)	(4.32)	(.62)	(.97)	—	(1.59)	—	*	12.69	10.68
Equity Premium Advantage (JLA)
Year Ended 12/31:
2012	13.22	.14	1.11	1.25	(.21)	—	(.93)	(1.14)	—	*	13.33	11.90
2011	13.62	.12	.70	.82	(.87)	—	(.35)	(1.22)	—	*	13.22	11.46
2010	13.54	.11	1.27	1.38	(.11)	—	(1.19)	(1.30)	—		13.62	12.90
2009	12.47	.13	2.25	2.38	(.14)	—	(1.18)	(1.32)	.01		13.54	13.07
2008	18.57	.17	(4.67)	(4.50)	(.92)	(.69)	—	(1.61)	.01		12.47	10.34
Equity Premium and Growth (JPG)
Year Ended 12/31:
2012	13.96	.25	1.27	1.52	(.26)	—	(.86)	(1.12)	—	*	14.36	12.93
2011	14.41	.24	.42	.66	(.40)	—	(.72)	(1.12)	.01		13.96	12.07
2010	13.87	.24	1.42	1.66	(.24)	—	(.88)	(1.12)	—		14.41	13.85
2009	13.17	.26	1.55	1.81	(.27)	(.21)	(.64)	(1.12)	.01		13.87	13.09
2008	19.31	.36	(5.02)	(4.66)	(.40)	(1.09)	—	(1.49)	.01		13.17	10.77

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(c)
	Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Equity Premium Income (JPZ)
Year Ended 12/31:
2012	15.58%	10.43%	$504,982	.96%	1.78%	.91%	1.84%	3%
2011	(3.41)	5.63	496,085	.97	1.60	.84	1.73	4
2010	8.10	12.22	515,590	.98	1.78	.77	1.99	3
2009	35.46	13.74	502,488	.99	1.93	.71	2.21	9
2008	(26.73)	(23.27)	491,706	.97	2.08	.67	2.39	6
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2012	15.68	9.62	866,395	.96	1.39	.88	1.47	6
2011	(2.02)	5.78	859,329	.96	1.23	.81	1.38	4
2010	7.85	11.17	891,517	.97	1.15	.75	1.37	3
2009	38.49	16.39	878,321	.98	1.35	.68	1.65	4
2008	(26.64)	(24.65)	841,579	.96	1.52	.66	1.82	8
Equity Premium Advantage (JLA)
Year Ended 12/31:
2012	13.89	9.54	342,191	.99	1.04	N/A	N/A	6
2011	(1.82)	6.35	340,529	.98	.83	.94%	.87%	14
2010	8.95	10.83	352,431	1.00	.66	.85	.80	5
2009	41.37	20.21	349,898	1.01	.82	.81	1.02	10
2008	(29.22)	(25.63)	323,971	.99	.88	.79	1.08	12
Equity Premium and Growth (JPG)
Year Ended 12/31:
2012	16.58	11.03	232,005	.96	1.74	N/A	N/A	1
2011	(4.88)	4.89	225,664	.96	1.66	N/A	N/A	4
2010	14.90	12.60	235,095	.98	1.75	N/A	N/A	3
2009	33.63	14.77	226,187	.98	1.99	N/A	N/A	6
2008	(30.09)	(25.38)	216,044	.96	2.13	N/A	N/A	12

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  After expense reimbursement from Adviser, where applicable. As of May 31, 2011, the Advisor is no longer reimbursing Equity Premium Advantage (JLA) for any fees or expenses.

N/A  Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Nuveen Equity Premium Income Fund (JPZ), Nuveen Equity Premium Opportunity Fund (JSN), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisers, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

Equity Premium Income's (JPZ) investment objective is to provide a high level of current income and gains. The Fund invests its Managed Assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in a diversified equity portfolio that seeks to substantially replicate price movements of the Standard & Poor's ("S&P") 500® Index. The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Opportunity's (JSN) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its Managed Assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 75% / 25% combination of the S&P 500® Index and the NASDAQ-100 Index, respectively. The Fund also uses an index option strategy of writing (selling) S&P 500® and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Advantage's (JLA) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its Managed Assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 50% / 50% combination of the S&P 500® Index and the NASDAQ-100 Index, respectively. The Fund also uses an index option strategy of writing (selling) S&P 500 and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium and Growth's (JPG) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its Managed Assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options covering approximately 80% of the value of the Fund's equity portfolio in seeking to moderate the volatility of returns relative to an all equity portfolio.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock,

Nuveen Investments

adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Index options are valued at the mean of the closing bid and ask prices. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 Eastern Time (ET), which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500® or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Fund's Board of Trustees or its designee will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances. Index options are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore,

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2012 and December 31, 2011, are reflected in the accompanying financial statements.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investments transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively" on the Statement of Operations, when applicable.

Nuveen Investments

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options in an attempt to manage such risk. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written " on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2012, each Fund wrote call options on a stock index, or a blend of stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio. Equity Premium Income (JPZ) and Equity Premium and Growth (JPG) wrote call options on the S&P 500® Index. Equity Premium Opportunity (JSN) and Equity Premium Advantage (JLA) wrote call options on a blend of the S&P 500® and NASDAQ 100 Indexes.

The average notional amount of call options written during the fiscal year ended December 31, 2012, for each Fund was as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Average notional amount of call options written*	$(489,377,500)	$(839,854,500)	$(333,129,800)	$(180,303,500)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Equity Premium Income (JPZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$500,379,882	$—	$—	$500,379,882
Short-Term Investments:
Repurchase Agreements	—	18,136,893	—	18,136,893
Derivatives:
Call Options Written	(13,662,325)	—	—	(13,662,325)
Total	$486,717,557	$18,136,893	$—	$504,854,450
Equity Premium Opportunity (JSN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$866,078,599	$—	$—	$866,078,599
Short-Term Investments:
Repurchase Agreements	—	24,042,099	—	24,042,099
Derivatives:
Call Options Written	(23,822,180)	—	—	(23,822,180)
Total	$842,256,419	$24,042,099	$—	$866,298,518

*  Refer to the Fund's Portfolio of Investments for industry classifications.

Nuveen Investments

Equity Premium Advantage (JLA)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$340,632,519	$—	$—	$340,632,519
Short-Term Investments:
Repurchase Agreements	—	10,810,116	—	10,810,116
Derivatives:
Call Options Written	(9,072,310)	—	—	(9,072,310)
Total	$331,560,209	$10,810,116	$—	$342,370,325
Equity Premium and Growth (JPG)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$232,109,967	$—	$—	$232,109,967
Short-Term Investments:
Repurchase Agreements	—	5,075,658	—	5,075,658
Derivatives:
Call Options Written	(5,202,980)	—	—	(5,202,980)
Total	$226,906,987	$5,075,658	$—	$231,982,645

*  Refer to the Fund's Portfolio of Investments for industry classifications.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Equity Premium Income (JPZ)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(13,662,325)

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Equity Premium Opportunity (JSN)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(23,822,180)

Equity Premium Advantage (JLA)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(9,072,310)

Equity Premium and Growth (JPG)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(5,202,980)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Risk Exposure
Equity Price	$(22,510,016)	$(45,753,145)	$(21,432,485)	$(7,866,299)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Risk Exposure
Equity Price	$(1,764,899)	$(5,845,583)	$(3,025,148)	$(855,286)

4. Fund Shares

Transactions in shares were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Shares repurchased and retired	(17,662)	(178,376)	(4,700)	(66,600)
Weighted average:
Price per share repurchased and retired	$11.50	$10.98	$11.31	$10.56
Discount per share repurchased and retired	19.37%	13.69%	12.12%	15.38%

Nuveen Investments

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Shares repurchased and retired	(75,394)	(119,189)	(13,800)	(145,263)
Weighted average:
Price per share repurchased and retired	$11.83	$11.31	$12.60	$11.89
Discount per share repurchased and retired	12.36%	13.39%	11.72%	13.56%

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2012, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Purchases	$16,075,146	$54,757,201	$21,844,250	$2,807,082
Sales	66,516,438	145,351,332	67,551,094	21,447,874

Transactions in call options written during the fiscal year ended December 31, 2012, were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	3,800	$23,565,960	13,873	$39,105,309
Options written	29,630	104,102,673	104,798	189,566,594
Options terminated in closing purchase transactions	(29,955)	(115,625,077)	(102,545)	(204,524,727)
Options expired	—	—	(3,738)	(2,989,280)
Options outstanding, end of period	3,475	$12,043,556	12,388	$21,157,896
	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	8,649	$14,772,216	1,408	$8,825,084
Options written	63,362	79,696,507	10,868	38,251,731
Options terminated in closing purchase transactions	(61,435)	(83,576,971)	(10,973)	(42,539,767)
Options expired	(3,054)	(2,455,510)	—	—
Options outstanding, end of period	7,522	$8,436,242	1,303	$4,537,048

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Cost of investments	$395,593,326	$634,350,746	$225,597,784	$186,300,378
Gross unrealized:
Appreciation	$167,138,999	$298,973,253	$128,311,025	$69,833,109
Depreciation	(44,215,550)	(43,203,301)	(2,466,174)	(18,947,862)
Net unrealized appreciation (depreciation) of investments	$122,923,449	$255,769,952	$125,844,851	$50,885,247

Permanent differences, primarily due to Real Estate Investment Trust (REIT) adjustments, reclassification of litigation proceeds, return of capital distributions and tax basis earnings and profit adjustments resulted in reclassifications among the Funds' components of net assets as of December 31, 2012, the Funds' tax year-end, as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Paid-in surplus	$(32,237,929)	$(60,798,194)	$(25,537,800)	$(13,960,625)
Undistributed (Over-distribution of) net investment income	32,292,302	61,267,634	25,593,271	14,027,431
Accumulated net realized gain (loss)	(54,373)	(469,440)	(55,471)	(66,806)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Funds' tax year end, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds' tax years ended December 31, 2012 and December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income*	$9,513,512	$13,421,449	$5,357,420	$4,142,189
Distributions from net long-term capital gains	—	—	—	—
Return of capital	32,189,236	60,782,807	23,850,406	13,959,339

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributed to realized gains.

Nuveen Investments

2011	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income*	$28,891,374	$68,934,322	$22,520,322	$6,455,660
Distributions from net long-term capital gains	—	—	—	—
Return of capital	15,989,671	11,166,014	8,943,289	11,765,192

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributed to realized gains.

As of December 31, 2012, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Expiration:
December 31, 2017	$55,219,862	$47,988,639	$25,262,705	$30,503,738
December 31, 2018	4,958,903	38,327,754	14,352,958	7,655,485
Total	$60,178,765	$86,316,393	$39,615,663	$38,159,223

During the Funds' tax year ended December 31, 2012, the following Fund utilized its capital loss carryforwards as follows:

Equity Premium Advantage (JLA)
Utilized capital loss carryforwards	$1,694,153

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium and Growth (JPG)
Post-enactment losses
Short-term	$7,288,963	$10,105,025	$2,770,620
Long-term	649,615	—	1,940,680

The Funds have elected to defer losses incurred from November 1, 2012 through December 31, 2012, the Funds' tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Post-October capital losses	$1,673,731	$5,340,042	$1,649,058	$990,831
Late-year ordinary losses	—	—	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components–a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Funds as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Equity Premium Income (JPZ) Equity Premium Opportunity (JSN) Equity Premium Advantage (JLA) Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000
Average Daily Managed Assets*	Equity Premium and Growth (JPG) Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For managed assets over $2 billion	.5800

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2012, the complex-level fee rate for each of these Funds was .1684%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. The Adviser has entered into

Nuveen Investments

sub-advisory agreements with Gateway Investment Advisers, LLC ("Gateway"), under which Gateway manages the investment portfolios of the Funds. Gateway is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of Equity Premium Income's (JPZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending October 31,			Year Ending October 31,
2004	*	.30%	2009	.30%
2005		.30	2010	.22
2006		.30	2011	.14
2007		.30	2012	.07
2008		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Income (JPZ) for any portion of its fees and expenses beyond October 31, 2012.

For the first eight years of Equity Premium Opportunity's (JSN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,			Year Ending January 31,
2005	*	.30%	2010	.30%
2006		.30	2011	.22
2007		.30	2012	.14
2008		.30	2013	.07
2009		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Opportunity (JSN) for any portion of its fees and expenses beyond January 31, 2013.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				216

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				216
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				216
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				216

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	116
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	216
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				216
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Comparative Index for JLA: A blended return consisting of: 1) 50% of the return of the S&P 500® Index, and 2) 50% of the NASDAQ -100 Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Comparative Index for JSN: A blended return consisting of: 1) 75% of the return of the S&P 500® Index and 2) 25% of the NASDAQ -100 Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  NASDAQ -100 Index: An index including 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisers, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JPZ	100%	100%
JSN	100%	100%
JLA	100%	100%
JPG	100%	100%

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Shares Repurchased
JPZ	17,662
JSN	4,700
JLA	75,394
JPG	13,800

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-D-1212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Equity Premium Advantage Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2012	$26,309	$0	$1,960	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2011	$26,942	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2012	$1,960	$0	$0	$1,960
December 31, 2011	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Gateway recognizes that voting rights are financial assets of a client’s account and that they must be managed accordingly, with voting decisions made in the client’s best interest.  To that end and because of increasing complexity in administering voting policies, Gateway has contracted with Institutional Shareholder Services (“ISS”), a subsidiary of RiskMetrics and a nationally-recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendations on each ballot issue.  ISS has developed its U.S. and Global Proxy Voting Guidelines for proxy voting, which are designed to serve the best interests of investors.  For all client ballots received by ISS, Gateway has instructed ISS to vote according to these guidelines.

Gateway’s Proxy Voting Policy addresses the rare circumstances in which ISS’s voting recommendations may not be followed.  The Policy also addresses conflicts of interest.  From time to time, Gateway or an employee may have a conflict of interest with respect to a proxy vote.  A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest shall disclose that conflict to Gateway’s Legal and Compliance Department.  In such cases, the Legal and Compliance Department will determine and record how the proxies in question will be voted.

Gateway’s Proxy Voting Policy also states that if voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. “shareblocking” practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote, then Gateway will abstain from voting on a particular security.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway” or the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8 (a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

Michael T. Buckius and Kenneth H. Toft - Michael T. Buckius, CFA and Kenneth H. Toft, CFA, are responsible for investing the Managed Assets of the Nuveen Equity Premium Income Fund, Nuveen Equity Premium and Growth Fund, Nuveen Equity Premium Opportunity Fund, and Nuveen Equity Premium Advantage Fund.  Mr. Buckius is Gateway’s Chief Investment Officer as well as a Senior Vice President and Portfolio Manager.  He joined Gateway in 1999 as Vice President and Portfolio Manager, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company. Mr. Toft joined Gateway in 1992 and is currently a Senior Vice President and Portfolio Manager.  He had been a Vice President and Portfolio Manager for the firm since 1997, prior to which he held the position of Senior Trader and Research Analyst.  Messrs. Buckius and Toft also serve as co-portfolio managers of Gateway’s flagship open-end fund, the Gateway Fund.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

As of December 31, 2012, Mr. Rogers was responsible for day-to-day management of 2 registered investment company accounts (excluding the Funds) having assets of approximately $7.2 billion.  Mr. Toft was responsible for day-to-day management of 1 registered investment company account (excluding the Funds) having assets of approximately $28 million.  Mr. Rogers was responsible for day-to-day management of 1 other pooled investment vehicle having assets of approximately $17 million.  Mr. Rogers was responsible for day-to-day management of 27 other accounts having assets of approximately $1.4 billion in the aggregate, and Mr. Toft was responsible for day-to-day management of 9 other accounts having assets of approximately $245 million in the aggregate.  Neither Mr. Rogers nor Mr. Toft managed any accounts having a performance based investment advisory fee.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Funds, including other investment companies and separately managed accounts.  Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.  These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming one or more of the Funds.  A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but one or more of the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by one or more of the Funds.  However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors.  In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8 (a)(3).  FUND MANAGER COMPENSATION

Messrs. Buckius and Toft are compensated for their services by Gateway.  Their compensation consists of a fixed salary, retention incentives, incentive compensation related to the financial performance of Gateway (but not based on the investment performance of any of the Funds or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.  The incentive compensation component is anticipated to be larger than the base salary component.  Messrs. Buckius and Toft are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary, retention incentives and certain undertakings not to compete with the Adviser or solicit its clients.  Their non-competition and non-solicitation undertakings will expire the later of one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement.  The incentive compensation plan applicable to Messrs. Buckius and Toft provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which are determined based on profitability of Gateway.

Item 8 (a)(4).  OWNERSHIP OF JLA SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
J. Patrick Rogers	$0
Kenneth Toft	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2012	3,000	$11.35	3,000	2,494,970

FEBRUARY 1-29, 2012	0		0	2,494,970

MARCH 1-31, 2012	2,600	$12.04	2,600	2,492,370

APRIL 1-30, 2012	12,000	$11.93	12,000	2,480,370

MAY 1-31, 2012	10,000	$11.97	10,000	2,470,370

JUNE 1-30, 2012	15,877	$11.67	15,877	2,454,493

JULY 1-31, 2012	0		0	2,454,493

AUGUST 1-31, 2012	4,817	$12.37	4,817	2,449,676

SEPTEMBER 1-30, 2012	5,600	$12.48	5,600	2,444,076

OCTOBER 1-31, 2012	0		0	2,444,076

NOVEMBER 1-30, 2012	21,500	$11.59	21,500	2,563,500

DECEMBER 1-31, 2012	0		0	2,563,500

TOTAL	75,394

* The registrant’s repurchase program, for the repurchase of 2,580,000 shares, was authorized November 16, 2011.  The program was reauthorized for a maximum repurchase amount of 2,570,000 shares on November 15, 2012.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Equity Premium Advantage Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2013